UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07732

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND, INC.

(Exact name of registrant as specified in charter)

66 Hudson Boulevard East, New York, New York 10005

(Address of principal executive offices) (Zip code)

Stephen M. Woetzel

AllianceBernstein L.P.

66 Hudson Boulevard East

New York, New York 10005

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: March 31, 2026

Date of reporting period: September 30, 2025

ITEM 1. REPORTS TO STOCKHOLDERS.

September 30, 2025

SEMI-ANNUAL REPORT

ALLIANCEBERNSTEIN

GLOBAL HIGH INCOME FUND

(NYSE: AWF)

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

A Word from

Our President

Onur Erzan President and Chief Executive Officer, AB Mutual Funds

Dear Shareholder,

We’re pleased to provide this report for AllianceBernstein Global High Income Fund, Inc. (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

ABFunds.com	AllianceBernstein Global High Income Fund 1

SEMI-ANNUAL REPORT

November 10, 2025

This report provides management’s discussion of fund performance for AllianceBernstein Global High Income Fund, Inc. for the semi-annual reporting period ended September 30, 2025. The Fund is a closed-end fund and its shares of common stock trade on the New York Stock Exchange.

The Fund seeks high current income and, secondarily, capital appreciation.

RETURNS AS OF SEPTEMBER 30, 2025 (unaudited)

	6 Months	12 Months

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND (NAV)	6.60%	8.08%

Primary Benchmark: Bloomberg Global High Yield Index (USD hedged)	6.25%	8.63%

Blended Benchmark: 33% JPM GBI-EM / 33% JPM EMBI Global / 33% Bloomberg US Corporate HY 2% Issuer Capped Index	6.60%	6.52%

The Fund’s market price per share on September 30, 2025, was $11.21. The Fund’s NAV per share on September 30, 2025, was $11.52. For additional financial highlights, please see pages 97-98.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared with its primary benchmark, the Bloomberg Global High Yield Index (USD hedged), as well as its blended benchmark for the six- and 12-month periods ended September 30, 2025. The blended benchmark is composed of equal weightings of the JPMorgan Government Bond Index-Emerging Markets (“JPM GBI-EM”) (local currency-denominated), the JPMorgan Emerging Markets Bond Index Global (“JPM EMBI Global”) and the Bloomberg US Corporate High Yield (“HY”) 2% Issuer Capped Index.

During the six-month period, the Fund outperformed the primary benchmark and equaled the blended benchmark. Country allocation was the largest contributor to performance relative to the benchmark, mainly due to an underweight to the eurozone and an overweight to the US. Yield-curve positioning in the US also contributed mainly from an overweight to the six-month part of the curve that partially offset underperformance from an overweight to the two-year part of the curve. Sector allocation contributed, with gains from underweights to emerging-market corporate bonds and off-benchmark exposure to eurozone high-yield credit default swaps, which offset losses from underweights to US investment-grade corporates and emerging-market sovereign bonds. Security selection added to performance, primarily from security selection in US high-yield corporate bonds, US investment-grade bonds and emerging-market sovereigns, which were greater than losses in emerging-market corporate bonds. Currency decisions were the largest detractor, mostly from a short position in the euro.

2 AllianceBernstein Global High Income Fund	ABFunds.com

Over the 12-month period, the Fund underperformed the primary benchmark and outperformed the blended benchmark. Sector allocation was the largest detractor to relative performance, mostly from an underweight to emerging-market sovereigns, net exposure to high-yield credit default swaps and an overweight to investment-grade credits. Among currencies, a short position in the euro also detracted. Yield-curve positioning added the most to relative outperformance, mainly from an overweight to the six-month part of the curve that partially offset underperformance from overweights to the two- and five-year parts of the curve. Security selection also added to relative outperformance, mainly due to selections in US high-yield corporates, US investment-grade corporate bonds and emerging-market sovereigns. Country allocation contributed from an underweight to the eurozone and an overweight to the US.

During the six-month period, the Fund used derivatives in the form of interest-rate futures to manage and hedge duration risk and/or take active yield-curve positioning. Currency forwards were used to hedge foreign currency exposure and to take active currency risk. Credit default swaps were utilized to effectively obtain high-yield credit/sector exposure and were used to hedge credit risk. Interest rate swaps were used to take active yield-curve positioning.

During the 12-month period, the utilization of leverage on behalf of the Fund contributed to performance, relative to benchmark. As the benchmark generated positive returns in excess of Fund’s borrowing rates, the utilization of leverage contributed to Fund’s absolute returns. During the six-month period, the utilization of leverage on behalf of the Fund contributed to performance, relative to the benchmark. As the benchmark generated positive returns in excess of the Fund’s borrowing rate, the utilization of leverage contributed to the Fund’s absolute returns.

MARKET REVIEW AND INVESTMENT STRATEGY

Fixed-income government bond market yields were volatile as investors adjusted their expectations for US tariffs, inflation, economic growth, deficits and central bank decisions. Global developed-market yields initially rose as inflation remained too high in most countries before falling in mid-January on growth concerns because of potential US tariffs. In April, yields rose after the US announced reciprocal tariffs and then fell after the reciprocal tariffs were paused. Government bond returns rose in aggregate. Returns were the highest in New Zealand, Switzerland, Italy and Australia and fell in the UK and Japan. Overall, developed-market investment-grade corporate bonds rose and outperformed government bonds, as corporates outperformed treasuries in the eurozone and the US. Developed-market high-yield corporate bonds advanced and significantly outperformed treasury markets, particularly in the US and eurozone. Emerging-market hard-currency sovereign bonds outperformed developed-market treasuries by a wide margin, mainly due to the strong performance of high-yield sovereigns. Emerging-market hard-currency corporate bonds overall also had solid results, again driven by high-yield corporates.

ABFunds.com	AllianceBernstein Global High Income Fund 3

Emerging-market local-currency bonds had strong results in a period when the US dollar was mixed against global currencies.

The Fund’s Investment Management Team (the “Team”) seeks to generate high current income and, secondarily, capital appreciation. The Fund is a globally diversified portfolio that takes full advantage of the Team’s best research ideas by pursuing high-income opportunities across all fixed-income sectors. The Fund invests primarily (and without limit) in corporate debt securities from US and non-US issuers, as well as government bonds from both developing and developed countries, including the US. Under normal market conditions, the Fund invests substantially in lower-rated bonds, but may also invest in investment-grade and unrated debt securities.

INVESTMENT POLICIES

The Fund invests without limit in securities denominated in non-US currencies as well as those denominated in the US dollar. The Fund may also invest, without limit, in sovereign debt securities issued by emerging and developed nations and in debt securities of US and non-US corporate issuers. For more information regarding the Fund’s risks, please see “Disclosures and Risks” on pages 5-8 and “Note E—Risks Involved in Investing in the Fund” of the Notes to Financial Statements on pages 93-96.

4 AllianceBernstein Global High Income Fund	ABFunds.com

DISCLOSURES AND RISKS

AllianceBernstein Global High Income Fund

Shareholder Information

Weekly comparative net asset value (“NAV”) and market price information about the Fund is published each Saturday in Barron’s and in other newspapers in a table called “Closed-End Funds.” Daily NAV and market price information, and additional information regarding the Fund, is available at www.abfunds.com and www.nyse.com. For additional shareholder information regarding this Fund, please see pages 99-100.

Benchmark Disclosure

All indices are unmanaged and do not reflect fees and expenses associated with the active management of a fund portfolio. The Bloomberg Global High Yield Index (USD hedged) represents non-investment grade fixed-income securities of companies in the US, and developed and emerging markets, hedged to the US dollar. The JPM® GBI-EM represents the performance of local currency government bonds issued by emerging markets. The JPM EMBI Global (market-capitalization weighted) represents the performance of US dollar-denominated Brady bonds, Eurobonds and trade loans issued by sovereign and quasi-sovereign entities. The Bloomberg US Corporate HY 2% Issuer Capped Index is the 2% Issuer Capped component of the US Corporate High Yield Index, which represents the performance of fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million and at least one year to maturity. An investor cannot invest directly in an index, and its results are not indicative of the performance of any specific investment, including the Fund.

A Word About Risk

Market Risk: The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country or region might adversely impact issuers in a different country or region. Conditions affecting the general economy, including political, social, or economic instability at the local, regional, or global level may also affect the market value of a security. Health crises, such as pandemic and epidemic diseases, as well as other incidents that interrupt the expected course of events, such as natural disasters, including fires, earthquakes and flooding, war or civil disturbance, acts of terrorism, power outages and other unforeseeable and external events, and the public response to or fear of such diseases or events, have had, and may in the future have, an adverse effect on the Fund’s investments and net asset value and can lead to increased market volatility. For example, the diseases or events themselves or any preventative or protective actions that governments may take in respect of such diseases or events may result in periods of business

ABFunds.com	AllianceBernstein Global High Income Fund 5

DISCLOSURES AND RISKS (continued)

disruption, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the Fund’s portfolio companies. The occurrence and pendency of such diseases or events could adversely affect the economies and financial markets either in specific countries or worldwide.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the recent end of a period of historically low rates and the effect of potential central bank monetary policy, and government fiscal policy, initiatives and resulting market reactions to those initiatives.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more

6 AllianceBernstein Global High Income Fund	ABFunds.com

DISCLOSURES AND RISKS (continued)

widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid and are subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Leverage Risk: As a result of the Fund’s use of leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Derivatives Risk: Investments in derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

Mortgage-Related and/or Other Asset-Backed Securities Risk: The Fund may invest in mortgage-backed and/or other asset-backed securities, including securities backed by mortgages and assets with an international or emerging-markets origination and securities backed by non-performing loans at the time of investment. Investments in mortgage-related and other asset-backed securities

ABFunds.com	AllianceBernstein Global High Income Fund 7

DISCLOSURES AND RISKS (continued)

are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that, in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by nongovernmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes. Historical performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares and assumes the reinvestment of dividends and capital gains distributions at prices obtained pursuant to the Fund’s dividend reinvestment plan.

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HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2025 (unaudited)

	NAV Returns	Market Price

1 Year	8.08%	6.37%

5 Years	6.72%	9.28%

10 Years	6.61%	8.01%

AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2025 (unaudited)

	NAV Returns	Market Price

1 Year	8.08%	6.37%

5 Years	6.72%	9.28%

10 Years	6.61%	8.01%

Performance assumes the reinvestment of dividends and capital gains distributions at prices obtained pursuant to the Fund’s dividend reinvestment plan.

ABFunds.com	AllianceBernstein Global High Income Fund 9

Portfolio Statistics September 30, 2025 (unaudited) Net Assets ($mil): $993.1

SECURITY TYPE BREAKDOWN[1]

- 63.2% Corporates–Non-Investment Grade
- 13.2% Corporates–Investment Grade
- 6.0% Emerging Markets–Corporate Bonds
- 5.1% Bank Loans
- 3.0% Emerging Markets–Sovereigns
- 1.8% Collateralized Mortgage Obligations
- 1.6% Governments–Treasuries
- 1.4% Quasi–Sovereigns
- 0.7% Governments–Sovereign Bonds
- 0.4% Local Governments–US Municipal Bonds
- 0.3% Emerging Markets–Treasuries
- 0.3% Inflation–Linked Securities
- 0.2% Collateralized Loan Obligations
- 0.6% Other

- 2.2% Short-Term Investments

COUNTRY BREAKDOWN[2]

65.6%	United States
3.5%	France
2.9%	United Kingdom
2.8%	Canada
1.8%	Brazil
1.4%	Mexico
1.2%	Spain
1.2%	Italy
1.2%	Germany
1.1%	Colombia
1.1%	Luxembourg
1.0%	India
1.0%	Turkey
12.0%	Other
2.2%	Short-Term Investments

1

The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” security type weightings represent 0.2% or less in the following: Asset-Backed Securities, Commercial Mortgage-Backed Securities, Common Stocks, Governments – Sovereign Agencies, Preferred Stocks and Rights.

2

The Fund’s country breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.8% or less in the following: Angola, Argentina, Australia, Azerbaijan, Cayman Islands, Chile, China, Czech Republic, Dominican Republic, Ecuador, Egypt, El Salvador, Finland, Guatemala, Hong Kong, Indonesia, Ireland, Israel, Jamaica, Japan, Jersey (Channel Islands), Kazakhstan, Kuwait, Macau, Malaysia, Morocco, Netherlands, Nigeria, Norway, Panama, Peru, Poland, Puerto Rico, Romania, Senegal, Serbia, Slovenia, South Africa, Switzerland, Trinidad and Tobago, Ukraine, Uzbekistan and Zambia.

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PORTFOLIO OF INVESTMENTS

September 30, 2025 (unaudited)

		Principal Amount (000)	U.S. $ Value

CORPORATES - NON-INVESTMENT GRADE – 64.1%
Industrial – 55.9%
Basic – 4.4%
Alcoa Nederland Holding BV 4.125%, 03/31/2029(a)	U.S.$	200	$193,582
Alumina Pty Ltd. 6.125%, 03/15/2030(a)		912	932,929
6.375%, 09/15/2032(a)		1,153	1,184,240
ASP Unifrax Holdings, Inc. 7.10% (7.10% Cash or 5.85% Cash and 1.25% PIK), 09/30/2029(a)(b)		2,684	1,071,647
11.175% (10.425% Cash or 11.175% PIK or 6.425% Cash and 4.75% PIK), 09/30/2029(a)(b)(c)		2,971	2,735,824
Cascades Inc/Cascades USA, Inc. 6.75%, 07/15/2030(a)		426	433,391
Celanese US Holdings LLC 6.50%, 04/15/2030		184	185,233
6.75%, 04/15/2033(d)		555	552,524
Champion Iron Canada, Inc. 7.875%, 07/15/2032(a)		556	581,117
Cleveland-Cliffs, Inc. 7.50%, 09/15/2031(a)		1,482	1,527,196
7.625%, 01/15/2034(a)		700	721,309
Clydesdale Acquisition Holdings, Inc. 6.875%, 01/15/2030(a)		85	87,361
8.75%, 04/15/2030(a)		502	515,698
Compass Minerals International, Inc. 8.00%, 07/01/2030(a)		406	424,811
Crown Americas LLC/Crown Americas Capital Corp. V 4.25%, 09/30/2026		207	206,256
CVR Partners LP/CVR Nitrogen Finance Corp. 6.125%, 06/15/2028(a)		360	359,729
Domtar Corp. 6.75%, 10/01/2028(a)		423	364,222
Element Solutions, Inc. 3.875%, 09/01/2028(a)		2,215	2,149,634
Fortescue Treasury Pty Ltd. 4.375%, 04/01/2031(a)		2,089	1,993,777
4.50%, 09/15/2027(a)		190	188,798
5.875%, 04/15/2030(a)		86	88,105
6.125%, 04/15/2032(a)		2,651	2,739,838
Graham Packaging Co., Inc. 7.125%, 08/15/2028(a)		297	297,364

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Graphic Packaging International LLC 3.50%, 03/15/2028(a)	U.S.$	841	$812,685
3.75%, 02/01/2030(a)		1,661	1,553,010
6.375%, 07/15/2032(a)		1,662	1,689,315
INEOS Finance PLC 6.375%, 04/15/2029(a)	EUR	1,160	1,346,766
7.25%, 03/31/2031(a)		527	617,857
7.50%, 04/15/2029(a)	U.S.$	1,480	1,450,803
INEOS Quattro Finance 2 PLC 8.50%, 03/15/2029(a)	EUR	1,557	1,825,997
INEOS Styrolution Ludwigshafen GmbH 2.25%, 01/16/2027(a)		104	119,639
Ingevity Corp. 3.875%, 11/01/2028(a)	U.S.$	495	475,656
Inversion Escrow Issuer LLC 6.75%, 08/01/2032(a)		1,296	1,277,483
LABL, Inc. 5.875%, 11/01/2028(a)		547	424,014
Magnera Corp. 7.25%, 11/15/2031(a)		430	404,763
Magnetation LLC/Mag Finance Corp. 11.00%, 05/15/2023(e)(f)(g)(h)(i)		2,857	– 0	–
Mineral Resources Ltd. 7.00%, 04/01/2031(a)		500	506,052
8.125%, 05/01/2027(a)		174	174,000
8.50%, 05/01/2030(a)		394	409,901
New Gold, Inc. 6.875%, 04/01/2032(a)		606	635,342
Novelis Corp. 6.375%, 08/15/2033(a)		345	348,575
6.875%, 01/30/2030(a)		267	276,584
Olympus Water US Holding Corp. 7.25%, 02/15/2033(a)		700	700,406
Reno de Medici SpA 7.01% (EURIBOR 3 Month + 5.00%), 04/15/2029(a)(j)	EUR	960	869,178
Roller Bearing Co. of America, Inc. 4.375%, 10/15/2029(a)	U.S.$	143	139,040
SCIL IV LLC/SCIL USA Holdings LLC 5.375%, 11/01/2026(a)		1,039	1,036,309
SNF Group SACA 3.125%, 03/15/2027(a)		655	637,273
3.375%, 03/15/2030(a)		1,151	1,065,969
4.50%, 03/15/2032(a)	EUR	720	866,506
Solstice Advanced Materials, Inc. 5.625%, 09/30/2033(a)	U.S.$	817	819,266
SunCoke Energy, Inc. 4.875%, 06/30/2029(a)		414	387,083

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Toucan FinCo Ltd./Toucan FinCo Can., Inc./Toucan FinCo US LLC 8.25%, 05/15/2030(a)	EUR	155	$173,467
Tronox, Inc. 9.125%, 09/30/2030(a)	U.S.$	700	685,811
Vibrantz Technologies, Inc. 9.00%, 02/15/2030(a)		1,073	611,898
WR Grace Holdings LLC 4.875%, 06/15/2027(a)		924	918,483
6.625%, 08/15/2032(a)		722	713,960
7.375%, 03/01/2031(a)		82	83,565

			43,591,241

Capital Goods – 4.7%
Amsted Industries, Inc. 6.375%, 03/15/2033(a)		206	211,621
Arcosa, Inc. 6.875%, 08/15/2032(a)		1,237	1,292,081
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC 6.00%, 06/15/2027(f)		1,156	1,153,833
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 4.125%, 08/15/2026(a)		555	534,828
Artera Services LLC 8.50%, 02/15/2031(a)		392	347,178
Axon Enterprise, Inc. 6.125%, 03/15/2030(a)		1,931	1,985,144
6.25%, 03/15/2033(a)		1,211	1,250,500
Ball Corp. 6.00%, 06/15/2029		60	61,413
Bombardier, Inc. 6.00%, 02/15/2028(a)		206	206,452
6.75%, 06/15/2033(a)		454	473,839
7.25%, 07/01/2031(a)		862	913,761
7.45%, 05/01/2034(a)		1,518	1,681,790
7.875%, 04/15/2027(a)		111	111,443
8.75%, 11/15/2030(a)		1,966	2,123,110
Brand Industrial Services, Inc. 10.375%, 08/01/2030(a)		436	434,876
Calderys Financing LLC 11.25%, 06/01/2028(a)		1,689	1,792,255
Camelot Return Merger Sub, Inc. 8.75%, 08/01/2028(a)		446	431,263
Clean Harbors, Inc. 4.875%, 07/15/2027(a)		497	496,150
5.75%, 10/15/2033(a)		1,751	1,766,723
Crown Americas LLC 5.25%, 04/01/2030		1,036	1,049,419

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Dycom Industries, Inc. 4.50%, 04/15/2029(a)	U.S.$	415	$405,255
Efesto Bidco SpA Efesto US LLC Series XR 7.50%, 02/15/2032(a)		2,133	2,172,413
Enviri Corp. 5.75%, 07/31/2027(a)		327	324,082
GFL Environmental, Inc. 4.375%, 08/15/2029(a)		207	201,951
Goat Holdco LLC 6.75%, 02/01/2032(a)		647	664,904
Griffon Corp. 5.75%, 03/01/2028		1,125	1,124,344
LSB Industries, Inc. 6.25%, 10/15/2028(a)(c)		1,348	1,330,347
Luna 2 5SARL 5.50%, 07/01/2032(a)	EUR	249	297,258
Madison IAQ LLC 5.875%, 06/30/2029(a)	U.S.$	1,999	1,974,956
Maxam Prill SARL 7.75%, 07/15/2030(a)		1,665	1,681,650
Maxim Crane Works Holdings Capital LLC 11.50%, 09/01/2028(a)		377	399,930
Miter Brands Acquisition Holdco, Inc./MIWD Borrower LLC 6.75%, 04/01/2032(a)		361	370,838
MIWD Holdco II LLC/MIWD Finance Corp. 5.50%, 02/01/2030(a)		2,768	2,704,430
Mueller Water Products, Inc. 4.00%, 06/15/2029(a)		435	419,110
TransDigm, Inc. 4.625%, 01/15/2029		290	284,080
4.875%, 05/01/2029		1,954	1,924,865
6.00%, 01/15/2033(a)		3,691	3,731,934
6.25%, 01/31/2034(a)		350	360,250
6.375%, 03/01/2029(a)		404	413,242
6.75%, 08/15/2028(a)		2,448	2,497,545
6.75%, 01/31/2034(a)		894	924,427
6.875%, 12/15/2030(a)		1,667	1,727,554
Trinity Industries, Inc. 7.75%, 07/15/2028(a)		1,388	1,436,671
WESCO Distribution, Inc. 6.375%, 03/15/2029(a)		27	27,802
6.375%, 03/15/2033(a)		441	457,103
6.625%, 03/15/2032(a)		579	602,400

			46,777,020

14 AllianceBernstein Global High Income Fund	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Communications - Media – 6.9%
AMC Networks, Inc. 4.25%, 02/15/2029	U.S.$	26	$22,709
10.25%, 01/15/2029(a)		2,108	2,222,134
Banijay Entertainment SAS 8.125%, 05/01/2029(a)		805	835,098
CCO Holdings LLC/CCO Holdings Capital Corp. 4.25%, 02/01/2031(a)		2,762	2,544,610
4.50%, 08/15/2030(a)		4,665	4,406,214
4.50%, 06/01/2033(a)		846	751,674
4.75%, 02/01/2032(a)		890	823,211
6.375%, 09/01/2029(a)		1,760	1,785,550
Clear Channel Outdoor Holdings, Inc. 7.125%, 02/15/2031(a)		982	1,016,338
CSC Holdings LLC 4.625%, 12/01/2030(a)		4,845	1,700,293
5.375%, 02/01/2028(a)		1,928	1,696,640
5.50%, 04/15/2027(a)		1,803	1,712,157
5.75%, 01/15/2030(a)		5,214	1,985,795
7.50%, 04/01/2028(a)		823	596,536
11.25%, 05/15/2028(a)		824	762,458
11.75%, 01/31/2029(a)		581	490,240
Discovery Communications LLC 3.625%, 05/15/2030		910	843,008
DISH DBS Corp. 5.125%, 06/01/2029		3,772	3,225,561
5.25%, 12/01/2026(a)		2,836	2,786,760
5.75%, 12/01/2028(a)		1,330	1,275,337
7.375%, 07/01/2028		1,088	1,002,375
DISH Network Corp. 11.75%, 11/15/2027(a)		69	73,032
EW Scripps Co. (The) 9.875%, 08/15/2030(a)		840	788,372
Gray Media, Inc. 5.375%, 11/15/2031(a)		671	503,972
7.25%, 08/15/2033(a)		586	581,263
iHeartCommunications, Inc. 9.125%, 05/01/2029(a)		473	428,582
LCPR Senior Secured Financing DAC 5.125%, 07/15/2029(a)		3,059	1,696,654
6.75%, 10/15/2027(a)		1,366	819,136
McGraw-Hill Education, Inc. 5.75%, 08/01/2028(a)		639	638,328
8.00%, 08/01/2029(a)		247	251,549
Millennium Escrow Corp. 6.625%, 08/01/2026(a)		3,920	3,760,081
Neptune Bidco US, Inc. 9.29%, 04/15/2029(a)		545	535,035

ABFunds.com	AllianceBernstein Global High Income Fund 15

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Nexstar Media, Inc. 4.75%, 11/01/2028(a)	U.S.$	343	$334,819
Paramount Global 6.25%, 02/28/2057		330	325,002
6.375%, 03/30/2062		1,435	1,430,510
Sinclair Television Group, Inc. 5.50%, 03/01/2030(a)		320	270,540
8.125%, 02/15/2033(a)		1,049	1,079,748
Sirius XM Radio LLC 4.00%, 07/15/2028(a)		2,607	2,520,421
4.125%, 07/01/2030(a)		549	514,942
Snap, Inc. 6.875%, 03/01/2033(a)		1,521	1,556,133
Summer BC Holdco B SARL 5.875%, 02/15/2030(a)	EUR	199	228,195
TEGNA, Inc. 4.625%, 03/15/2028	U.S.$	739	729,183
5.00%, 09/15/2029		333	331,405
Univision Communications, Inc. 7.375%, 06/30/2030(a)		1,186	1,200,012
8.00%, 08/15/2028(a)		1,341	1,389,195
8.50%, 07/31/2031(a)		1,244	1,285,139
Virgin Media Secured Finance PLC 4.50%, 08/15/2030(a)		508	479,021
VZ Secured Financing BV 5.00%, 01/15/2032(a)		1,438	1,305,636
VZ Vendor Financing II BV 2.875%, 01/15/2029(a)	EUR	149	164,469
Warnermedia Holdings, Inc. 4.28%, 03/15/2032	U.S.$	5,149	4,720,655
5.05%, 03/15/2042		5,730	4,571,445
5.14%, 03/15/2052		460	342,673
Ziggo Bond Co. BV 5.125%, 02/28/2030(a)		862	782,188

			68,122,033

Communications - Telecommunications – 3.5%
Altice Financing SA 5.00%, 01/15/2028(a)		516	403,231
5.75%, 08/15/2029(a)		1,561	1,172,759
Altice France Holding SA 4.00%, 02/15/2028(a)(i)(k)	EUR	332	138,369
6.00%, 02/15/2028(a)(i)(k)	U.S.$	359	127,391
10.50%, 05/15/2027(f)(h)(i)(k)		2,710	984,057
Altice France SA 3.375%, 01/15/2028(f)	EUR	885	889,734
5.125%, 01/15/2029(f)(h)	U.S.$	391	333,705
5.125%, 07/15/2029(f)(h)		6,037	5,208,315
5.50%, 01/15/2028(f)(h)		1,656	1,454,389

16 AllianceBernstein Global High Income Fund	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

5.50%, 10/15/2029(f)(h)	U.S.$	1,826	$1,577,916
8.125%, 02/01/2027(f)(h)		1,393	1,302,147
British Telecommunications PLC 4.25%, 11/23/2081(a)		412	408,110
Connect Finco SARL/Connect US Finco LLC 9.00%, 09/15/2029(a)		312	328,099
EchoStar Corp. 6.75% (6.75% Cash or 6.75% PIK), 11/30/2030(b)(c)		2,791	2,876,567
10.75%, 11/30/2029		2,061	2,267,211
Fibercop SpA 7.20%, 07/18/2036(a)		259	262,150
7.72%, 06/04/2038(a)		1,559	1,583,102
Frontier Communications Holdings LLC 6.75%, 05/01/2029(a)		300	303,020
GCI LLC 4.75%, 10/15/2028(a)		405	393,772
Rogers Communications, Inc. 5.25%, 03/15/2082(a)		565	560,684
Telecom Italia Capital SA 7.72%, 06/04/2038		509	562,274
United Group BV 3.625%, 02/15/2028(a)	EUR	237	274,018
4.625%, 08/15/2028(a)		481	561,455
6.29% (EURIBOR 3 Month + 4.25%), 02/01/2029(a)(j)		539	634,466
6.75%, 02/15/2031(a)		616	739,315
Vmed O2 UK Financing I PLC 4.25%, 01/31/2031(a)	U.S.$	980	907,914
4.75%, 07/15/2031(a)		3,639	3,421,884
7.75%, 04/15/2032(a)		2,512	2,638,662
Vodafone Group PLC 7.00%, 04/04/2079		33	34,847
Windstream Services LLC/Windstream Escrow Finance Corp. 8.25%, 10/01/2031(a)		1,648	1,708,441
Zayo Group Holdings, Inc. 9.25%, 03/09/2030(a)(b)(c)		342	326,618

			34,384,622

Consumer Cyclical - Automotive – 3.1%
Adient Global Holdings Ltd. 7.50%, 02/15/2033(a)		495	512,034
Allison Transmission, Inc. 3.75%, 01/30/2031(a)		845	780,564
American Axle & Manufacturing, Inc. 5.00%, 10/01/2029		500	475,065
7.75%, 10/15/2033(a)		350	352,751

ABFunds.com	AllianceBernstein Global High Income Fund 17

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Aston Martin Capital Holdings Ltd. 10.00%, 03/31/2029(a)	U.S.$	1,925	$1,887,319
Clarios Global LP/Clarios US Finance Co. 4.75%, 06/15/2031(a)	EUR	711	849,899
6.75%, 09/15/2032(a)	U.S.$	1,652	1,688,608
Exide Technologies (Exchange Priority) 11.00%, 10/31/2024(e)(f)(g)(h)(i)(l)		2,940	– 0	–
Exide Technologies (First Lien) 11.00%, 10/31/2024(e)(f)(g)(h)(i)(l)		1,207	– 0	–
Forvia SE 6.75%, 09/15/2033(a)		2,949	2,989,211
Goodyear Tire & Rubber Co. (The) 5.25%, 04/30/2031		164	154,949
5.25%, 07/15/2031		206	193,787
6.625%, 07/15/2030		1,916	1,943,991
IHO Verwaltungs GmbH 6.375% (6.375% Cash or 7.125% PIK), 05/15/2029(a)(b)		200	201,283
6.75% (6.75% Cash or 7.50% PIK), 11/15/2029(a)(b)	EUR	511	635,268
7.75% (7.75% Cash or 8.50% PIK), 11/15/2030(a)(b)	U.S.$	695	730,183
8.00% (8.00% Cash or 8.75% PIK), 11/15/2032(a)(b)		310	326,103
8.75% (8.75% Cash or 9.50% PIK), 05/15/2028(a)(b)	EUR	306	375,913
Nissan Motor Acceptance Co. LLC 2.45%, 09/15/2028(a)	U.S.$	575	527,827
2.75%, 03/09/2028(a)		1,112	1,042,500
5.625%, 09/29/2028(a)		449	449,313
6.125%, 09/30/2030(a)		974	974,461
7.05%, 09/15/2028(a)		5	5,207
Nissan Motor Co., Ltd. 4.81%, 09/17/2030(a)		233	219,448
8.125%, 07/17/2035(a)		2,439	2,616,671
PM General Purchaser LLC 9.50%, 10/01/2028(a)		2,556	2,220,473
Qnity Electronics, Inc. 6.25%, 08/15/2033(a)		580	592,922
Tenneco, Inc. 8.00%, 11/17/2028(a)		2,795	2,798,679
Titan International, Inc. 7.00%, 04/30/2028		1,422	1,424,350
ZF Finance GmbH Series E 2.00%, 05/06/2027(a)	EUR	200	228,353
2.75%, 05/25/2027(a)		900	1,034,610

18 AllianceBernstein Global High Income Fund	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

ZF North America Capital, Inc. 7.125%, 04/14/2030(a)	U.S.$	504	$499,098
7.50%, 03/24/2031(a)		2,299	2,281,972

			31,012,812

Consumer Cyclical - Entertainment – 1.2%
Carnival Corp. 5.125%, 05/01/2029(a)		2,227	2,227,000
5.75%, 03/15/2030(a)		247	251,940
5.875%, 06/15/2031(a)		159	162,939
Lindblad Expeditions LLC 7.00%, 09/15/2030(a)		925	942,903
Live Nation Entertainment, Inc. 3.75%, 01/15/2028(a)		37	36,122
4.75%, 10/15/2027(a)		468	464,768
6.50%, 05/15/2027(a)		38	38,396
Motion Finco SARL 8.375%, 02/15/2032(a)		268	231,291
NCL Corp., Ltd. 5.875%, 01/15/2031(a)		1,678	1,677,720
6.25%, 09/15/2033(a)		752	755,908
NCL Finance Ltd. 6.125%, 03/15/2028(a)		115	117,407
SeaWorld Parks & Entertainment, Inc. 5.25%, 08/15/2029(a)		517	509,035
Six Flags Entertainment Corp. 7.25%, 05/15/2031(a)		2,378	2,378,091
Six Flags Entertainment Corp./Canada’s Wonderland Co./Magnum Management Corp. 5.25%, 07/15/2029		85	82,242
Viking Cruises Ltd. 5.875%, 10/15/2033(a)		1,787	1,785,403
9.125%, 07/15/2031(a)		468	502,616

			12,163,781

Consumer Cyclical - Other – 4.6%
AmeriTex HoldCo Intermediate LLC 7.625%, 08/15/2033(a)		1,261	1,313,569
Brookfield Residential Properties, Inc./Brookfield Residential US LLC 4.875%, 02/15/2030(a)		1,795	1,684,265
6.25%, 09/15/2027(a)		405	404,876
Brundage-Bone Concrete Pumping Holdings, Inc. 7.50%, 02/01/2032(a)		265	267,774
Builders FirstSource, Inc. 4.25%, 02/01/2032(a)		619	582,255
6.375%, 03/01/2034(a)		1,142	1,177,643
6.75%, 05/15/2035(a)		1,766	1,847,088
CD&R Smokey Buyer, Inc./Radio Systems Corp. 9.50%, 10/15/2029(a)		449	353,757

ABFunds.com	AllianceBernstein Global High Income Fund 19

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Century Communities, Inc. 6.625%, 09/15/2033(a)	U.S.$	700	$706,053
6.75%, 06/01/2027		25	25,000
Churchill Downs, Inc. 4.75%, 01/15/2028(a)		491	484,870
5.75%, 04/01/2030(a)		540	540,000
Cirsa Finance International SARL 6.50%, 03/15/2029(a)	EUR	559	682,783
CP Atlas Buyer, Inc. 9.75%, 07/15/2030(a)	U.S.$	400	420,662
Great Canadian Gaming Corp./Raptor LLC 8.75%, 11/15/2029(a)		1,195	1,181,377
Hilton Domestic Operating Co., Inc. 3.625%, 02/15/2032(a)		1,538	1,407,290
3.75%, 05/01/2029(a)		958	921,567
4.00%, 05/01/2031(a)		448	423,982
5.875%, 04/01/2029(a)		1,286	1,312,208
6.125%, 04/01/2032(a)		738	758,405
Hilton Grand Vacations Borrower LLC/Hilton Grand Vacations Borrower, Inc. 4.875%, 07/01/2031(a)		465	433,306
5.00%, 06/01/2029(a)		3,193	3,070,352
6.625%, 01/15/2032(a)		595	604,075
K Hovnanian Enterprises, Inc. 8.00%, 04/01/2031(a)		592	606,950
8.375%, 10/01/2033(a)		700	717,804
LGI Homes, Inc. 7.00%, 11/15/2032(a)		703	686,665
Light & Wonder International, Inc. 6.25%, 10/01/2033(a)		700	701,100
Lottomatica Group SpA 4.875%, 01/31/2031(a)	EUR	493	595,730
Marriott Ownership Resorts, Inc. 4.50%, 06/15/2029(a)	U.S.$	95	91,624
6.50%, 10/01/2033(a)		1,648	1,642,058
Masterbrand, Inc. 7.00%, 07/15/2032(a)		1,031	1,066,987
Mattamy Group Corp. 4.625%, 03/01/2030(a)		55	53,169
MGM Resorts International 4.625%, 09/01/2026		5	4,989
Miller Homes Group Finco PLC 6.29% (EURIBOR 3 Month + 4.25%), 10/15/2030(a)(j)	EUR	306	364,561
7.00%, 05/15/2029(a)	GBP	679	916,595
Mohegan Tribal Gaming Authority/MS Digital Entertainment Holdings LLC 8.25%, 04/15/2030(a)	U.S.$	760	790,008
11.875%, 04/15/2031(a)		1,083	1,136,845

20 AllianceBernstein Global High Income Fund	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Rivers Enterprise Borrower LLC/Rivers Enterprise Finance Corp. 6.625%, 02/01/2033(a)	U.S.$	1,025	$1,043,948
Shea Homes LP/Shea Homes Funding Corp. 4.75%, 04/01/2029		911	893,262
Standard Building Solutions, Inc. 6.25%, 08/01/2033(a)		1,768	1,792,566
6.50%, 08/15/2032(a)		312	320,325
Standard Industries, Inc./NY 3.375%, 01/15/2031(a)		17	15,385
4.375%, 07/15/2030(a)		1,786	1,712,787
4.75%, 01/15/2028(a)		339	336,211
Station Casinos LLC 4.50%, 02/15/2028(a)		516	507,318
Taylor Morrison Communities, Inc. 5.125%, 08/01/2030(a)		75	74,805
5.75%, 01/15/2028(a)		582	590,343
5.875%, 06/15/2027(a)		87	88,052
Thor Industries, Inc. 4.00%, 10/15/2029(a)		1,713	1,625,519
Travel & Leisure Co. 4.50%, 12/01/2029(a)		1,784	1,722,888
4.625%, 03/01/2030(a)		2,415	2,328,976
6.00%, 04/01/2027(c)		725	735,706
6.125%, 09/01/2033(a)		128	127,756
Wyndham Hotels & Resorts, Inc. 4.375%, 08/15/2028(a)		544	531,418
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.25%, 05/15/2027(a)		781	780,409
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp. 5.125%, 10/01/2029(a)		599	599,807

			45,805,723

Consumer Cyclical - Restaurants – 0.6%
1011778 BC ULC/New Red Finance, Inc. 3.50%, 02/15/2029(a)		90	85,927
3.875%, 01/15/2028(a)		1,492	1,458,136
4.00%, 10/15/2030(a)		1,168	1,100,904
4.375%, 01/15/2028(a)		963	946,275
6.125%, 06/15/2029(a)		2,000	2,048,659
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc. 4.625%, 01/15/2029(a)		542	515,466
Yum! Brands, Inc. 3.625%, 03/15/2031		174	162,616

			6,317,983

ABFunds.com	AllianceBernstein Global High Income Fund 21

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Retailers – 4.6%
Advance Auto Parts, Inc. 7.00%, 08/01/2030(a)	U.S.$	3,924	$4,041,467
7.375%, 08/01/2033(a)		967	997,296
Arko Corp. 5.125%, 11/15/2029(a)		1,035	878,392
Asbury Automotive Group, Inc. 4.50%, 03/01/2028		541	534,001
4.625%, 11/15/2029(a)		1,373	1,331,794
5.00%, 02/15/2032(a)		827	794,316
Bath & Body Works, Inc. 5.25%, 02/01/2028		845	850,554
6.75%, 07/01/2036		98	100,969
6.875%, 11/01/2035		519	539,573
7.60%, 07/15/2037		367	379,203
Beach Acquisition Bidco LLC 5.25%, 07/15/2032(a)	EUR	757	910,975
Boots Group Finco LP 5.375%, 08/31/2032(a)		697	840,500
Carvana Co. 5.50%, 04/15/2027(a)	U.S.$	415	407,723
9.00%, 06/01/2030(a)(b)(c)		2,001	2,094,092
9.00%, 06/01/2031(a)(b)(c)		1,201	1,360,369
Champ Acquisition Corp. 8.375%, 12/01/2031(a)		375	399,357
Cougar JV Subsidiary LLC 8.00%, 05/15/2032(a)		2,172	2,311,355
CT Investment GmbH 6.375%, 04/15/2030(a)	EUR	516	628,763
FirstCash, Inc. 5.625%, 01/01/2030(a)	U.S.$	257	256,943
Gap, Inc. (The) 3.625%, 10/01/2029(a)		298	278,778
3.875%, 10/01/2031(a)		303	275,802
Global Auto Holdings Ltd/AAG FH UK Ltd. 8.375%, 01/15/2029(a)		2,245	2,192,924
8.75%, 01/15/2032(a)		1,125	1,096,722
11.50%, 08/15/2029(a)		358	377,783
Group 1 Automotive, Inc. 4.00%, 08/15/2028(a)		1,680	1,632,478
6.375%, 01/15/2030(a)		352	360,174
Kontoor Brands, Inc. 4.125%, 11/15/2029(a)		901	855,083
LBM Acquisition LLC 9.50%, 06/15/2031(a)		467	492,431
LCM Investments Holdings II LLC 4.875%, 05/01/2029(a)		1,452	1,422,671

22 AllianceBernstein Global High Income Fund	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Lithia Motors, Inc. 3.875%, 06/01/2029(a)	U.S.$	113	$107,943
4.625%, 12/15/2027(a)		206	203,981
5.50%, 10/01/2030(a)		700	699,146
Michaels Cos., Inc. (The) 5.25%, 05/01/2028(a)		975	897,733
7.875%, 05/01/2029(a)		878	735,509
Murphy Oil USA, Inc. 3.75%, 02/15/2031(a)		206	191,622
Nordstrom, Inc. 4.375%, 04/01/2030		549	516,586
5.00%, 01/15/2044		741	547,183
Park River Holdings, Inc. 8.00%, 03/15/2031(a)		368	372,842
Penske Automotive Group, Inc. 3.75%, 06/15/2029		139	132,474
PetSmart LLC/PetSmart Finance Corp. 7.50%, 09/15/2032(a)		726	727,927
10.00%, 09/15/2033(a)		939	949,714
QXO Building Products, Inc. 6.75%, 04/30/2032(a)		1,602	1,663,392
Saks Global Enterprises LLC 11.00%, 12/15/2029(a)		434	224,981
SGUS LLC 11.00%, 12/15/2029(a)		215	203,685
Sonic Automotive, Inc. 4.625%, 11/15/2029(a)		2,738	2,658,571
4.875%, 11/15/2031(a)		255	243,931
Specialty Building Products Holdings LLC/SBP Finance Corp. 7.75%, 10/15/2029(a)		1,155	1,173,020
Staples, Inc. 10.75%, 09/01/2029(a)		2,506	2,482,326
12.75%, 01/15/2030(a)		1,061	853,592
VF Corp. 2.95%, 04/23/2030		1,880	1,654,464
White Cap Buyer LLC 6.875%, 10/15/2028(a)		161	160,999

			46,044,109

Consumer Non-Cyclical – 6.6%
Acadia Healthcare Co., Inc. 7.375%, 03/15/2033(a)(d)		1,256	1,305,125
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC 3.50%, 03/15/2029(a)		485	461,085
4.625%, 01/15/2027(a)		834	829,526
Amneal Pharmaceuticals LLC 6.875%, 08/01/2032(a)		536	554,801

ABFunds.com	AllianceBernstein Global High Income Fund 23

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Bausch & Lomb Corp. 8.375%, 10/01/2028(a)	U.S.$	3,238	$3,379,097
Bausch Health Americas, Inc. 8.50%, 01/31/2027(a)		543	538,578
Bausch Health Cos., Inc. 4.875%, 06/01/2028(a)		1,181	1,057,808
11.00%, 09/30/2028(a)		4,150	4,329,645
CAB SELAS 3.375%, 02/01/2028(a)	EUR	1,533	1,683,075
CHS/Community Health Systems, Inc. 4.75%, 02/15/2031(a)	U.S.$	493	426,032
6.00%, 01/15/2029(a)		1,466	1,421,525
6.125%, 04/01/2030(a)		3,640	2,639,725
6.875%, 04/15/2029(a)		1,328	1,056,038
9.75%, 01/15/2034(a)		700	719,532
10.875%, 01/15/2032(a)		62	65,691
CVS Health Corp. 6.75%, 12/10/2054		152	156,967
7.00%, 03/10/2055		2,212	2,327,585
DaVita, Inc. 3.75%, 02/15/2031(a)		710	650,380
4.625%, 06/01/2030(a)		4,729	4,529,726
Elanco Animal Health, Inc. 6.65%, 08/28/2028(c)		1,374	1,431,567
Embecta Corp. 5.00%, 02/15/2030(a)		2,006	1,898,562
Emergent BioSolutions, Inc. 3.875%, 08/15/2028(a)		1,516	1,257,949
Encompass Health Corp. 4.50%, 02/01/2028		204	202,246
Fortrea Holdings, Inc. 7.50%, 07/01/2030(a)		406	381,504
Global Medical Response, Inc. 7.375%, 10/01/2032(a)		562	578,578
Grifols SA 3.875%, 10/15/2028(a)	EUR	1,806	2,073,007
7.50%, 05/01/2030(a)		1,300	1,608,344
Gruenenthal GmbH 6.75%, 05/15/2030(a)		1,067	1,318,046
Iceland Bondco PLC 10.875%, 12/15/2027(a)	GBP	156	221,887
Insulet Corp. 6.50%, 04/01/2033(a)	U.S.$	238	247,403
IQVIA, Inc. 2.25%, 03/15/2029(a)	EUR	862	978,199
LifePoint Health, Inc. 8.375%, 02/15/2032(a)	U.S.$	1,734	1,847,819
11.00%, 10/15/2030(a)		827	911,638

24 AllianceBernstein Global High Income Fund	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Medline Borrower LP 3.875%, 04/01/2029(a)	U.S.$	357	$344,504
5.25%, 10/01/2029(a)		2,300	2,280,921
Medline Borrower LP/Medline Co-Issuer, Inc. 6.25%, 04/01/2029(a)		189	193,985
Mehilainen Yhtiot Oy 5.125%, 06/30/2032(a)	EUR	562	673,325
MPH Acquisition Holdings LLC 5.75%, 12/31/2030(a)	U.S.$	1,289	1,125,421
6.75% (6.00% Cash and 0.75% PIK), 03/31/2031(a)(b)(c)		216	175,668
11.50% (6.50% Cash and 5.00% PIK), 12/31/2030(a)(b)(c)		952	992,080
Neogen Food Safety Corp. 8.625%, 07/20/2030(a)		883	925,346
Newell Brands, Inc. 8.50%, 06/01/2028(a)		1,030	1,092,256
Opal Bidco SAS 5.50%, 03/31/2032(a)	EUR	972	1,181,437
Organon & Co./Organon Foreign Debt Co-Issuer BV 2.875%, 04/30/2028(a)		885	1,011,912
4.125%, 04/30/2028(a)	U.S.$	2,247	2,171,059
5.125%, 04/30/2031(a)		922	806,719
7.875%, 05/15/2034(a)		716	664,046
Owens & Minor, Inc. 4.50%, 03/31/2029(a)		3	2,413
6.625%, 04/01/2030(a)(d)		275	226,740
Paradigm Parent LLC & Paradigm Parent CO-Issuer, Inc. 8.75%, 04/17/2032(a)		428	416,721
Performance Food Group, Inc. 4.25%, 08/01/2029(a)		88	85,517
Post Holdings, Inc. 4.50%, 09/15/2031(a)		131	122,537
5.50%, 12/15/2029(a)		1,184	1,181,373
Primo Water Holdings, Inc./Triton Water Holdings, Inc. 4.375%, 04/30/2029(a)		1,227	1,190,313
6.25%, 04/01/2029(a)		696	697,455
Radiology Partners, Inc. 8.50%, 07/15/2032(a)		471	489,900
Somnigroup International, Inc. 4.00%, 04/15/2029(a)		207	198,665
Sotera Health Holdings LLC 7.375%, 06/01/2031(a)		1,245	1,306,831
Surgery Center Holdings, Inc. 7.25%, 04/15/2032(a)		825	848,164
Tenet Healthcare Corp. 4.375%, 01/15/2030		307	298,670

ABFunds.com	AllianceBernstein Global High Income Fund 25

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

US Acute Care Solutions LLC 9.75%, 05/15/2029(a)	U.S.$	267	$273,419
US Foods, Inc. 4.75%, 02/15/2029(a)		658	648,936
Whirlpool Corp. 4.70%, 05/14/2032		303	279,708
6.125%, 06/15/2030		189	190,641
6.50%, 06/15/2033		178	177,673

			65,363,045

Energy – 6.8%
Antero Midstream Partners LP/Antero Midstream Finance Corp. 5.375%, 06/15/2029(a)		1,733	1,726,556
5.75%, 10/15/2033(a)		183	182,252
Aris Water Holdings LLC 7.25%, 04/01/2030(a)		1,163	1,228,035
Ascent Resources Utica Holdings LLC/ARU Finance Corp. 5.875%, 06/30/2029(a)		214	213,788
BKV Upstream Midstream LLC 7.50%, 10/15/2030(a)		700	699,492
Buckeye Partners LP 4.50%, 03/01/2028(a)		227	224,181
6.875%, 07/01/2029(a)		1,493	1,546,689
California Resources Corp. 7.00%, 01/15/2034(a)		796	790,913
8.25%, 06/15/2029(a)		397	414,206
Caturus Energy LLC 8.50%, 02/15/2030(a)		375	390,482
Chord Energy Corp. 6.00%, 10/01/2030(a)		1,246	1,237,107
CITGO Petroleum Corp. 6.375%, 06/15/2026(a)		471	471,002
8.375%, 01/15/2029(a)		844	880,544
Civitas Resources, Inc. 8.375%, 07/01/2028(a)		1,315	1,363,838
8.75%, 07/01/2031(a)		891	913,137
9.625%, 06/15/2033(a)		454	480,279
CNX Resources Corp. 6.00%, 01/15/2029(a)		1,156	1,159,272
7.25%, 03/01/2032(a)		983	1,020,445
7.375%, 01/15/2031(a)		100	103,444
Crescent Energy Finance LLC 7.375%, 01/15/2033(a)		160	155,794
7.625%, 04/01/2032(a)		291	289,285
8.375%, 01/15/2034(a)		575	584,083
CVR Energy, Inc. 8.50%, 01/15/2029(a)		425	434,778

26 AllianceBernstein Global High Income Fund	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Delek Logistics Partners LP/Delek Logistics Finance Corp. 7.375%, 06/30/2033(a)	U.S.$	1,335	$1,358,817
8.625%, 03/15/2029(a)		100	104,308
Enerflex Ltd. 9.00%, 10/15/2027(a)		371	379,865
Excelerate Energy LP 8.00%, 05/15/2030(a)		1,440	1,533,254
Global Partners LP/GLP Finance Corp. 6.875%, 01/15/2029		1,425	1,440,649
7.125%, 07/01/2033(a)		448	459,696
Hilcorp Energy I LP/Hilcorp Finance Co. 5.75%, 02/01/2029(a)		366	361,248
6.00%, 02/01/2031(a)		412	397,432
6.25%, 04/15/2032(a)		89	85,723
6.875%, 05/15/2034(a)		845	815,500
7.25%, 02/15/2035(a)		677	662,448
8.375%, 11/01/2033(a)		1,299	1,363,584
Howard Midstream Energy Partners LLC 6.625%, 01/15/2034(a)		1,028	1,048,826
7.375%, 07/15/2032(a)		51	52,909
ITT Holdings LLC 6.50%, 08/01/2029(a)		2,335	2,295,552
Kodiak Gas Services LLC 6.50%, 10/01/2033(a)		141	143,530
6.75%, 10/01/2035(a)		350	359,341
Long Ridge Energy LLC 8.75%, 02/15/2032(a)		270	277,532
Moss Creek Resources Holdings, Inc. 8.25%, 09/01/2031(a)		513	502,490
Murphy Oil Corp. 6.00%, 10/01/2032		749	738,809
Nabors Industries Ltd. 7.50%, 01/15/2028(a)		1,042	1,041,012
Nabors Industries, Inc. 7.375%, 05/15/2027(a)		659	669,132
9.125%, 01/31/2030(a)		128	133,155
NFE Financing LLC 12.00%, 11/15/2029(a)		6,611	1,939,350
NGL Energy Operating LLC/NGL Energy Finance Corp. 8.125%, 02/15/2029(a)		1,575	1,615,089
8.375%, 02/15/2032(a)		1,204	1,235,971
Northern Oil & Gas, Inc. 7.875%, 10/15/2033(a)		500	498,008
NuStar Logistics LP 5.625%, 04/28/2027		925	931,737
6.00%, 06/01/2026		80	80,218
6.375%, 10/01/2030		97	100,478

ABFunds.com	AllianceBernstein Global High Income Fund 27

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Parkland Corp. 4.50%, 10/01/2029(a)	U.S.$	362	$352,729
PBF Holding Co. LLC/PBF Finance Corp. 6.00%, 02/15/2028		426	423,709
7.875%, 09/15/2030(a)		849	838,439
9.875%, 03/15/2030(a)		95	99,545
Saturn Oil & Gas, Inc. 9.625%, 06/15/2029(a)		385	398,774
SESI LLC 7.875%, 09/30/2030(a)		700	698,299
SM Energy Co. 6.75%, 08/01/2029(a)		329	330,892
Summit Midstream Holdings LLC 8.625%, 10/31/2029(a)		1,040	1,045,091
Sunoco LP 5.625%, 03/15/2031(a)		745	739,713
5.875%, 03/15/2034(a)		350	346,997
6.25%, 07/01/2033(a)		654	665,601
7.875%, 09/18/2030(a)(m)		1,877	1,910,440
Sunoco LP/Sunoco Finance Corp. 4.50%, 05/15/2029		773	754,212
4.50%, 04/30/2030		422	406,919
6.00%, 04/15/2027		461	461,090
7.00%, 09/15/2028(a)		79	81,414
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 6.00%, 12/31/2030(a)		160	158,024
6.00%, 09/01/2031(a)		76	74,354
6.75%, 03/15/2034(a)		700	693,184
Talos Production, Inc. 9.00%, 02/01/2029(a)		655	679,507
9.375%, 02/01/2031(a)		1,127	1,175,514
TGS ASA 8.50%, 01/15/2030(a)		200	205,181
Tidewater, Inc. 9.125%, 07/15/2030(a)		395	423,372
TransMontaigne Partners LLC 8.50%, 06/15/2030(a)		606	631,917
Transocean Aquila Ltd. 8.00%, 09/30/2028(a)		779	801,269
Transocean International Ltd. 7.875%, 10/15/2032(a)		311	311,000
8.75%, 02/15/2030(a)		625	656,960
USA Compression Partners LP/USA Compression Finance Corp. 6.25%, 10/01/2033(a)		700	702,687
6.875%, 09/01/2027		4	4,002

28 AllianceBernstein Global High Income Fund	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Venture Global LNG, Inc. 8.125%, 06/01/2028(a)	U.S.$	1,633	$1,690,868
8.375%, 06/01/2031(a)		569	597,523
9.00%, 09/30/2029(a)(m)		1,672	1,655,400
9.50%, 02/01/2029(a)		1,166	1,285,619
9.875%, 02/01/2032(a)		3,159	3,439,773
Vermilion Energy, Inc. 6.875%, 05/01/2030(a)		178	173,943
7.25%, 02/15/2033(a)		282	267,806
Viridien 10.00%, 10/15/2030(a)		452	463,408
WBI Operating LLC 6.25%, 10/15/2030(a)		588	588,000
6.50%, 10/15/2033(a)		1,058	1,055,355
Weatherford International Ltd. 6.75%, 10/15/2033(a)		1,212	1,213,096

			67,636,891

Other Industrial – 0.5%
American Builders & Contractors Supply Co., Inc. 3.875%, 11/15/2029(a)		32	30,345
Dealer Tire LLC/DT Issuer LLC 8.00%, 02/01/2028(a)		1,116	1,107,089
Gates Corp./DE 6.875%, 07/01/2029(a)		721	748,026
Pachelbel Bidco SpA 6.27% (EURIBOR 3 Month + 4.25%), 05/17/2031(a)(j)	EUR	208	246,034
7.125%, 05/17/2031(a)		734	926,640
Resideo Funding, Inc. 4.00%, 09/01/2029(a)	U.S.$	177	169,009
6.50%, 07/15/2032(a)		425	435,532
Velocity Vehicle Group LLC 8.00%, 06/01/2029(a)		682	683,871

			4,346,546

Services – 3.6%
Acuris Finance US, Inc./Acuris Finance SARL 9.00%, 08/01/2029(a)		403	421,065
ADT Security Corp. (The) 4.125%, 08/01/2029(a)		959	927,603
4.875%, 07/15/2032(a)		1,012	978,898
5.875%, 10/15/2033(a)		700	700,000
Allied Universal Holdco LLC/Allied Universal Finance Corp. 6.00%, 06/01/2029(a)		327	321,531
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 SARL 3.625%, 06/01/2028(a)	EUR	255	296,436

ABFunds.com	AllianceBernstein Global High Income Fund 29

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

4.625%, 06/01/2028(a)	U.S.$	3,774	$3,702,266
4.875%, 06/01/2028(a)	GBP	1,010	1,325,101
AMN Healthcare, Inc. 4.625%, 10/01/2027(a)	U.S.$	4	3,999
6.50%, 01/15/2031(a)		697	696,542
ANGI Group LLC 3.875%, 08/15/2028(a)		2,420	2,282,547
APCOA Group GmbH 6.00%, 04/15/2031(a)	EUR	990	1,177,000
Aramark International Finance SARL 4.375%, 04/15/2033(a)		438	514,608
Belron UK Finance PLC 5.75%, 10/15/2029(a)	U.S.$	1,137	1,153,204
Champions Financing, Inc. 8.75%, 02/15/2029(a)		386	372,439
Clarivate Science Holdings Corp. 3.875%, 07/01/2028(a)		1,436	1,383,589
4.875%, 07/01/2029(a)		851	804,195
Deepocean Ltd. 6.00%, 04/08/2031(a)	EUR	402	478,429
Engineering - Ingegneria Informatica - SpA 7.75% (EURIBOR 3 Month + 5.75%), 02/15/2030(a)(j)		384	459,114
8.625%, 02/15/2030(a)		258	326,097
Garda World Security Corp. 4.625%, 02/15/2027(a)	U.S.$	394	391,134
6.00%, 06/01/2029(a)		1,187	1,177,060
7.75%, 02/15/2028(a)		650	667,528
8.25%, 08/01/2032(a)		838	869,353
8.375%, 11/15/2032(a)		1,286	1,335,934
GrubHub Holdings, Inc. 13.00%, 07/31/2030		112	111,021
ION Platform Finance US, Inc. 7.875%, 09/30/2032(a)		700	695,401
Kingpin Intermediate Holdings LLC 7.25%, 10/15/2032(a)		700	666,915
Match Group Holdings II LLC 4.625%, 06/01/2028(a)		207	203,419
5.00%, 12/15/2027(a)		378	376,876
6.125%, 09/15/2033(a)		189	190,783
Matthews International Corp. 8.625%, 10/01/2027(a)		413	427,310
Monitronics International, Inc. 9.125%, 04/01/2020(e)(g)(h)(i)(l)		958	– 0	–
OT Midco, Inc. 10.00%, 02/15/2030(a)		451	305,940
Prime Security Services Borrower LLC/Prime Finance, Inc. 3.375%, 08/31/2027(a)		1,474	1,432,606

30 AllianceBernstein Global High Income Fund	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

6.25%, 01/15/2028(a)	U.S.$	1,225	$1,225,264
Q-Park Holding I BV 5.125%, 02/15/2030(a)	EUR	556	674,458
Raven Acquisition Holdings LLC 6.875%, 11/15/2031(a)	U.S.$	1,631	1,676,500
Sabre GLBL, Inc. 10.75%, 11/15/2029(a)		267	258,571
11.125%, 07/15/2030(a)		2,486	2,413,313
Shift4 Payments LLC/Shift4 Payments Finance Sub, Inc. 5.50%, 05/15/2033(a)	EUR	864	1,058,026
Shutterfly Finance LLC 9.75%, 10/01/2027(a)	U.S.$	7	7,029
Sotheby’s 7.375%, 10/15/2027(a)		413	412,822
Wayfair LLC 7.75%, 09/15/2030(a)		455	477,813

			35,379,739

Technology – 2.2%
Ahead DB Holdings LLC 6.625%, 05/01/2028(a)		725	725,622
Almaviva-The Italian Innovation Co. SpA 5.00%, 10/30/2030(a)	EUR	1,162	1,385,561
Amentum Holdings, Inc. 7.25%, 08/01/2032(a)	U.S.$	2,145	2,228,619
Amkor Technology, Inc. 5.875%, 10/01/2033(a)		765	772,800
AthenaHealth Group, Inc. 6.50%, 02/15/2030(a)		1,181	1,171,615
CommScope LLC 9.50%, 12/15/2031(a)		628	650,082
CoreWeave, Inc. 9.00%, 02/01/2031(a)		364	373,081
9.25%, 06/01/2030(a)		259	267,481
Diebold Nixdorf, Inc. 7.75%, 03/31/2030(a)		748	792,043
Ellucian Holdings, Inc. 6.50%, 12/01/2029(a)		448	456,391
Fortress Intermediate 3, Inc. 7.50%, 06/01/2031(a)		1,041	1,091,570
Gen Digital, Inc. 6.25%, 04/01/2033(a)		1,057	1,082,708
GoTo Group, Inc. 5.50%, 05/01/2028(a)		1,403	796,620
IPD 3 BV 5.50%, 06/15/2031(a)	EUR	819	975,140
Kioxia Holdings Corp. 6.25%, 07/24/2030(a)	U.S.$	1,639	1,674,888

ABFunds.com	AllianceBernstein Global High Income Fund 31

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

NCR Voyix Corp. 5.00%, 10/01/2028(a)	U.S.$	105	$103,435
Pagaya US Holdings Co. LLC 8.875%, 08/01/2030(a)		408	381,672
Playtika Holding Corp. 4.25%, 03/15/2029(a)		1,379	1,267,653
Rackspace Finance LLC 3.50%, 05/15/2028(a)		3,030	1,274,179
Rocket Software, Inc. 9.00%, 11/28/2028(a)		1,421	1,464,840
Science Applications International Corp. 4.875%, 04/01/2028(a)		105	104,071
Seagate Data Storage Technology Pte. Ltd. 4.09%, 06/01/2029(a)		632	611,460
Sensata Technologies BV 4.00%, 04/15/2029(a)		602	578,072
TeamSystem SpA 5.00%, 07/01/2031(a)	EUR	956	1,137,480
Virtusa Corp. 7.125%, 12/15/2028(a)	U.S.$	717	701,282

			22,068,365

Transportation - Airlines – 0.8%
Allegiant Travel Co. 7.25%, 08/15/2027(a)		986	998,309
American Airlines, Inc./AAdvantage Loyalty IP Ltd. 5.50%, 04/20/2026(a)		367	367,612
5.75%, 04/20/2029(a)		3,323	3,336,133
Avianca Midco 2 PLC 9.625%, 02/14/2030(a)		449	444,676
JetBlue Airways Corp./JetBlue Loyalty LP 9.875%, 09/20/2031(a)		1,837	1,862,259
OneSky Flight LLC 8.875%, 12/15/2029(a)		268	283,469
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd. 11.00% (11.00% Cash or 8.00% Cash and 4.00% PIK), 03/12/2030(a)(c)(i)(k)		407	172,586
VistaJet Malta Finance PLC/Vista Management Holding, Inc. 9.50%, 06/01/2028(a)		19	19,774

			7,484,818

Transportation - Railroads – 0.1%
Brightline East LLC 11.00%, 01/31/2030(a)		473	193,923
Watco Cos. LLC/Watco Finance Corp. 7.125%, 08/01/2032(a)		700	724,637

			918,560

32 AllianceBernstein Global High Income Fund	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Transportation - Services – 1.7%
Albion Financing 1 SARL/Aggreko Holdings, Inc. 5.375%, 05/21/2030(a)	EUR	186	$226,321
7.00%, 05/21/2030(a)	U.S.$	373	386,863
Alta Equipment Group, Inc. 9.00%, 06/01/2029(a)		40	37,379
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 4.75%, 04/01/2028(a)		3,290	3,189,846
5.375%, 03/01/2029(a)		609	593,827
5.75%, 07/15/2027(a)		296	295,000
8.375%, 06/15/2032(a)		453	474,595
Avis Budget Finance PLC 7.25%, 07/31/2030(a)	EUR	952	1,152,786
BCP V Modular Services Finance PLC 6.75%, 11/30/2029(a)		1,214	1,068,159
BCP V Modular Services Finance II PLC 4.75%, 11/30/2028(a)		582	652,924
Beacon Mobility Corp. 7.25%, 08/01/2030(a)	U.S.$	1,296	1,348,385
Boels Topholding BV 6.25%, 02/15/2029(a)	EUR	432	524,126
Dcli Bidco LLC 7.75%, 11/15/2029(a)	U.S.$	617	641,248
Edge Finco PLC 8.125%, 08/15/2031(a)	GBP	479	686,763
Hertz Corp. (The) 4.625%, 12/01/2026(a)	U.S.$	1,173	1,154,390
5.00%, 12/01/2029(a)		232	184,902
12.625%, 07/15/2029(a)		626	663,472
Kapla Holding SAS 5.00%, 04/30/2031(a)	EUR	1,406	1,667,766
PROG Holdings, Inc. 6.00%, 11/15/2029(a)	U.S.$	1,572	1,544,788
Rand Parent LLC 8.50%, 02/15/2030(a)		372	386,568
Star Leasing Co. LLC 7.625%, 02/15/2030(a)		271	263,283

			17,143,391

			554,560,679

Financial Institutions – 7.0%
Banking – 0.6%
Ally Financial, Inc. Series C 4.70%, 05/15/2028(m)		256	235,739
Armor Holdco, Inc. 8.50%, 11/15/2029(a)		1,967	1,955,777

ABFunds.com	AllianceBernstein Global High Income Fund 33

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Bread Financial Holdings, Inc. 8.375%, 06/15/2035(a)	U.S.$	767	$787,080
9.75%, 03/15/2029(a)		2,435	2,599,446
Freedom Mortgage Corp. 12.25%, 10/01/2030(a)		140	156,134

			5,734,176

Brokerage – 1.0%
AG Issuer LLC 6.25%, 03/01/2028(a)		1,050	1,052,109
Aretec Group, Inc. 7.50%, 04/01/2029(a)		641	644,347
10.00%, 08/15/2030(a)		1,885	2,056,583
Focus Financial Partners LLC 6.75%, 09/15/2031(a)		850	871,004
Hightower Holding LLC 6.75%, 04/15/2029(a)		2,936	2,892,212
Jane Street Group/JSG Finance, Inc. 6.75%, 05/01/2033(a)		1,367	1,420,514
Osaic Holdings, Inc. 6.75%, 08/01/2032(a)		101	104,191
8.00%, 08/01/2033(a)		179	185,585
VFH Parent LLC/Valor Co-Issuer, Inc. 7.50%, 06/15/2031(a)		1,089	1,126,315

			10,352,860

Finance – 2.5%
Atlanticus Holdings Corp. 9.75%, 09/01/2030(a)		700	696,390
Burford Capital Global Finance LLC 7.50%, 07/15/2033(a)		424	432,086
CNG Holdings, Inc. 14.50%, 06/30/2026(a)		794	714,611
Compass Group Diversified Holdings LLC 5.25%, 04/15/2029(a)		2,049	1,896,199
Curo SPV LLC 13.00%, 08/02/2027(e)(h)		2,518	2,493,008
Enova International, Inc. 9.125%, 08/01/2029(a)		1,916	2,007,089
11.25%, 12/15/2028(a)		651	693,948
Freedom Mortgage Holdings LLC 8.375%, 04/01/2032(a)		1,231	1,289,905
9.125%, 05/15/2031(a)		7	7,456
9.25%, 02/01/2029(a)		243	256,260
GGAM Finance Ltd. 6.875%, 04/15/2029(a)		263	273,052
8.00%, 06/15/2028(a)		1,069	1,133,529
goeasy Ltd. 6.875%, 05/15/2030(a)		310	308,371

34 AllianceBernstein Global High Income Fund	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

6.875%, 02/15/2031(a)	U.S.$	145	$140,979
7.375%, 10/01/2030(a)		618	623,426
7.625%, 07/01/2029(a)		439	445,280
Jefferies Finance LLC/JFIN Co-Issuer Corp. 5.00%, 08/15/2028(a)		1,987	1,920,799
LFS Topco LLC 8.75%, 07/15/2030(a)		409	411,020
Midcap Financial Issuer Trust 6.50%, 05/01/2028(a)		431	428,086
Navient Corp. 4.875%, 03/15/2028		1,706	1,674,843
5.00%, 03/15/2027		585	582,740
5.50%, 03/15/2029		326	319,676
6.75%, 06/15/2026		835	844,134
9.375%, 07/25/2030		353	390,021
11.50%, 03/15/2031		845	953,626
OneMain Finance Corp. 6.50%, 03/15/2033		700	701,092
Phoenix Aviation Capital Ltd. 9.25%, 07/15/2030(a)		397	422,123
Planet Financial Group LLC 10.50%, 12/15/2029(a)		265	278,528
Rfna LP 7.875%, 02/15/2030(a)		354	363,136
Rivers Enterprise Lender LLC/Rivers Enterprise Lender Corp. 6.25%, 10/15/2030(a)		700	706,466
SLM Corp. 3.125%, 11/02/2026		188	184,611
TrueNoord Capital DAC 8.75%, 03/01/2030(a)		265	281,749
UWM Holdings LLC 6.25%, 03/15/2031(a)		700	696,790

			24,571,029

Financial Services – 0.9%
1261229 BC Ltd. 10.00%, 04/15/2032(a)		1,728	1,774,571
CCO IIA Credit Backed Loans Ltd. Zero Coupon, 10/15/2036(e)(h)(j)		310	353,777
7.54% (SOFR + 3.20%), 10/15/2036(e)(h)(j)		637	637,507
9.94% (SOFR + 5.60%), 10/15/2036(e)(h)(j)		225	224,984
Encore Capital Group, Inc. 6.625%, 04/15/2031(a)		1,219	1,215,055
8.50%, 05/15/2030(a)		1,189	1,263,911
9.25%, 04/01/2029(a)		1,289	1,359,448
ESC Contra Co. 5.875%, 07/15/2027(e)(f)(h)		496	– 0	–

ABFunds.com	AllianceBernstein Global High Income Fund 35

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Herc Holdings, Inc. 7.00%, 06/15/2030(a)	U.S.$	776	$806,128
7.25%, 06/15/2033(a)		426	445,091
Jefferson Capital Holdings LLC 8.25%, 05/15/2030(a)		412	432,117
Nassau Cos. of New York (The) 7.875%, 07/15/2030(a)		396	404,839
Titanium 2l Bondco SARL 6.25%, 01/14/2031(b)	EUR	218	66,638

			8,984,066

Insurance – 0.6%
Acrisure LLC/Acrisure Finance, Inc. 6.00%, 08/01/2029(a)	U.S.$	326	322,908
7.50%, 11/06/2030(a)		414	431,475
8.25%, 02/01/2029(a)		1,048	1,093,987
8.50%, 06/15/2029(a)		659	692,608
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer 6.75%, 04/15/2028(a)		285	289,749
AmWINS Group, Inc. 6.375%, 02/15/2029(a)		479	488,442
APH Somerset Investor 2 LLC/APH2 Somerset Investor 2 LLC/APH3 Somerset Inves 7.875%, 11/01/2029(a)		418	436,143
Ardonagh Finco Ltd. 6.875%, 02/15/2031(a)	EUR	286	346,849
7.75%, 02/15/2031(a)	U.S.$	739	773,412
Ardonagh Group Finance Ltd. 8.875%, 02/15/2032(a)		1,007	1,060,618

			5,936,191

REITs – 1.4%
Aedas Homes Opco SL 4.00%, 08/15/2026(a)	EUR	1,580	1,854,667
Anywhere Real Estate Group LLC/Realogy Co-Issuer Corp. 9.75%, 04/15/2030(a)	U.S.$	480	523,712
Brandywine Operating Partnership LP 8.875%, 04/12/2029		253	275,099
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL 4.50%, 04/01/2027(a)		373	366,663
5.75%, 05/15/2026(a)		119	119,003
Crossgates, Inc. 11.00%, 07/24/2026(e)(h)		2,023	1,985,310
Cushman & Wakefield US Borrower LLC 8.875%, 09/01/2031(a)		544	582,580

36 AllianceBernstein Global High Income Fund	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

EF Holdco/EF Cayman Hold/Ellington Fin REIT Cayman/TRS/EF Cayman Non-MTM 7.375%, 09/30/2030(a)	U.S.$	700	$700,000
Five Point Operating Co. LP 8.00%, 10/01/2030(a)		1,194	1,211,800
Iron Mountain, Inc. 4.75%, 01/15/2034(a)	EUR	800	942,742
MPT Operating Partnership LP/MPT Finance Corp. 7.00%, 02/15/2032(a)		149	182,855
8.50%, 02/15/2032(a)	U.S.$	555	590,839
Rithm Capital Corp. 8.00%, 04/01/2029(a)		345	353,093
8.00%, 07/15/2030(a)		95	97,336
RLJ Lodging Trust LP 4.00%, 09/15/2029(a)		406	383,371
SBA Communications Corp. 3.125%, 02/01/2029		473	442,852
Service Properties Trust Zero Coupon, 09/30/2027(a)		700	617,094
8.375%, 06/15/2029		1,187	1,205,192
8.625%, 11/15/2031(a)		991	1,055,154
Starwood Property Trust, Inc. 5.75%, 01/15/2031(a)		700	698,043
Vivion Investments SARL Series E 6.50%, 02/28/2029(a)(b)(c)	EUR	3	3,331

			14,190,736

			69,769,058

Utility – 1.2%
Electric – 1.1%
Algonquin Power & Utilities Corp. 4.75%, 01/18/2082	U.S.$	422	413,927
Calpine Corp. 4.625%, 02/01/2029(a)		206	204,077
EUSHI Finance, Inc. 7.625%, 12/15/2054		361	378,871
Hawaiian Electric Co., Inc. 6.00%, 10/01/2033(a)		1,682	1,695,246
Lightning Power LLC 7.25%, 08/15/2032(a)		225	238,327
NRG Energy, Inc. 3.375%, 02/15/2029(a)		1,800	1,702,334
3.625%, 02/15/2031(a)		445	411,360
3.875%, 02/15/2032(a)		188	173,363
5.25%, 06/15/2029(a)		80	79,801
5.75%, 07/15/2029(a)		1,744	1,746,163
10.25%, 03/15/2028(a)(m)		842	919,270

ABFunds.com	AllianceBernstein Global High Income Fund 37

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Vistra Corp. 7.00%, 12/15/2026(a)(m)	U.S.$	835	$847,263
8.00%, 10/15/2026(a)(m)		1,003	1,026,036
Vistra Operations Co. LLC 5.50%, 09/01/2026(a)		807	806,822
5.625%, 02/15/2027(a)		80	80,030
XPLR Infrastructure Operating Partners LP 3.875%, 10/15/2026(a)		279	274,941
4.50%, 09/15/2027(a)		18	17,660
7.25%, 01/15/2029(a)		320	328,401

			11,343,892

Natural Gas – 0.1%
AmeriGas Partners LP/AmeriGas Finance Corp. 9.375%, 06/01/2028(a)		430	442,156
9.50%, 06/01/2030(a)		28	29,323

			471,479

			11,815,371

Total Corporates - Non-Investment Grade (cost $639,688,928)			636,145,108

CORPORATES - INVESTMENT GRADE – 13.4%
Industrial – 7.0%
Basic – 0.8%
Freeport Indonesia PT 4.76%, 04/14/2027(a)		281	281,562
Industrias Penoles SAB de CV 5.65%, 09/12/2049(a)		386	364,770
Inversiones CMPC SA 6.125%, 02/26/2034(a)		453	471,168
MEGlobal Canada ULC 5.875%, 05/18/2030(a)		343	359,292
Nexa Resources SA 6.75%, 04/09/2034(a)(d)		961	1,019,308
OCP SA 6.75%, 05/02/2034(a)		412	448,565
Olin Corp. 5.625%, 08/01/2029		260	260,687
6.625%, 04/01/2033(a)		914	919,319
Orbia Advance Corp. SAB de CV 7.50%, 05/13/2035(a)		1,379	1,450,708
Sociedad Quimica y Minera de Chile SA 6.50%, 11/07/2033(a)		406	438,269
Suzano Austria GmbH 3.75%, 01/15/2031		262	247,918
5.00%, 01/15/2030		218	219,744

38 AllianceBernstein Global High Income Fund	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

6.00%, 01/15/2029	U.S.$	900	$932,778
Series DM3N 3.125%, 01/15/2032		331	297,039

			7,711,127

Communications - Media – 0.6%
DIRECTV Financing LLC 8.875%, 02/01/2030(a)		700	691,287
DIRECTV Financing LLC/Directv Financing Co-Obligor, Inc. 5.875%, 08/15/2027(a)		761	760,401
10.00%, 02/15/2031(a)		1,503	1,503,646
Grupo Televisa SAB 4.625%, 01/30/2026(d)		495	491,817
8.50%, 03/11/2032		129	139,643
Prosus NV 3.06%, 07/13/2031(a)		1,998	1,809,938
4.03%, 08/03/2050(a)		331	231,909

			5,628,641

Communications - Telecommunications – 0.2%
TELUS Corp. 6.625%, 10/15/2055		802	826,230
7.00%, 10/15/2055		1,087	1,145,834

			1,972,064

Consumer Cyclical - Automotive – 0.8%
Adient Global Holdings Ltd. 7.00%, 04/15/2028(a)		555	568,994
Aptiv Swiss Holdings Ltd. 6.875%, 12/15/2054		387	396,074
Ford Motor Co. 3.25%, 02/12/2032		4,123	3,600,849
Ford Motor Credit Co. LLC 6.53%, 03/19/2032		764	795,392
Jaguar Land Rover Automotive PLC 4.50%, 10/01/2027(a)		780	769,578
Phinia, Inc. 6.75%, 04/15/2029(a)		990	1,021,306
Qnity Electronics, Inc. 5.75%, 08/15/2032(a)		519	523,508

			7,675,701

Consumer Cyclical - Entertainment – 0.3%
Carnival Corp. 4.00%, 08/01/2028(a)		1,623	1,599,702
VOC Escrow Ltd. 5.00%, 02/15/2028(a)		1,749	1,744,773

			3,344,475

ABFunds.com	AllianceBernstein Global High Income Fund 39

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Other – 1.5%
Flutter Treasury DAC 4.00%, 06/04/2031(a)	EUR	1,223	$1,437,924
5.875%, 06/04/2031(a)	U.S.$	368	374,513
6.125%, 06/04/2031(a)	GBP	463	626,898
GENM Capital Labuan Ltd. 3.88%, 04/19/2031(a)	U.S.$	891	820,662
JH North America Holdings, Inc. 5.875%, 01/31/2031(a)		219	222,599
6.125%, 07/31/2032(a)		1,001	1,025,667
Las Vegas Sands Corp. 5.625%, 06/15/2028		1,381	1,411,939
6.00%, 06/14/2030		702	731,066
MDC Holdings, Inc. 6.00%, 01/15/2043		1,881	1,787,519
Resorts World Las Vegas LLC/RWLV Capital, Inc. 4.625%, 04/16/2029(a)		2,200	1,990,500
4.625%, 04/06/2031(a)		1,100	940,909
Sands China Ltd. 2.85%, 03/08/2029(c)		206	193,982
3.25%, 08/08/2031(c)		285	261,844
4.375%, 06/18/2030(c)		550	540,945
Voyager Parent LLC 9.25%, 07/01/2032(a)		2,094	2,214,408

			14,581,375

Consumer Cyclical - Retailers – 0.1%
Levi Strauss & Co. 3.50%, 03/01/2031(a)		230	213,656
Macy’s Retail Holdings LLC 5.875%, 03/15/2030(a)		342	341,882
6.125%, 03/15/2032(a)		509	509,599
Zhongsheng Group Holdings Ltd. 5.98%, 01/30/2028(a)		490	495,901

			1,561,038

Consumer Non-Cyclical – 0.4%
Charles River Laboratories International, Inc. 3.75%, 03/15/2029(a)		1,302	1,234,267
4.00%, 03/15/2031(a)		45	41,896
Jazz Securities DAC 4.375%, 01/15/2029(a)		1,835	1,787,082
Viatris, Inc. 2.70%, 06/22/2030		744	669,822

			3,733,067

Energy – 1.6%
APA Corp. 4.75%, 04/15/2043		2	1,539

40 AllianceBernstein Global High Income Fund	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Energy Transfer LP 8.00%, 05/15/2054	U.S.$	1,494	$1,597,720
Enterprise Products Operating LLC Series E 5.25%, 08/16/2077		369	368,378
Harbour Energy PLC 6.33%, 04/01/2035(a)		1,749	1,798,482
Hess Midstream Operations LP 4.25%, 02/15/2030(a)		792	768,418
5.875%, 03/01/2028(a)		335	341,387
Occidental Petroleum Corp. 7.50%, 05/01/2031		4	4,487
Permian Resources Operating LLC 6.25%, 02/01/2033(a)		949	966,941
Raizen Fuels Finance SA 5.70%, 01/17/2035(a)		926	846,148
6.25%, 07/08/2032(a)		314	307,282
6.45%, 03/05/2034(a)		464	450,057
6.70%, 02/25/2037(a)		1,010	976,485
Tengizchevroil Finance Co. International Ltd. 3.25%, 08/15/2030(a)		1,107	1,014,289
Var Energi ASA 5.875%, 05/22/2030(a)		1,027	1,068,244
6.50%, 05/22/2035(a)		581	618,491
8.00%, 11/15/2032(a)		1,300	1,511,165
Venture Global Calcasieu Pass LLC 3.875%, 08/15/2029(a)		93	89,094
6.25%, 01/15/2030(a)		1,115	1,162,914
Woodside Finance Ltd. 5.40%, 05/19/2030		616	633,179
6.00%, 05/19/2035		1,608	1,680,930

			16,205,630

Other Industrial – 0.1%
American Builders & Contractors Supply Co., Inc. 4.00%, 01/15/2028(a)		203	199,099
RB Global Holdings, Inc. 6.75%, 03/15/2028(a)		452	462,330

			661,429

Services – 0.2%
Block, Inc. 5.625%, 08/15/2030(a)		1,300	1,316,771
6.00%, 08/15/2033(a)		961	984,509
Boost Newco Borrower LLC/GTCR W Dutch Finance Sub BV 8.50%, 01/15/2031(a)	GBP	163	235,112

			2,536,392

ABFunds.com	AllianceBernstein Global High Income Fund 41

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Technology – 0.0%
Gartner, Inc. 3.625%, 06/15/2029(a)	U.S.$	7	$6,704

Transportation - Airlines – 0.1%
Air Canada 3.875%, 08/15/2026(a)		845	837,210
United Airlines, Inc. 4.625%, 04/15/2029(a)		223	219,688

			1,056,898

Transportation - Railroads – 0.0%
Lima Metro Line 2 Finance Ltd. 4.35%, 04/05/2036(a)		342	329,648

Transportation - Services – 0.3%
Adani Ports & Special Economic Zone Ltd. 3.10%, 02/02/2031(a)		486	432,783
4.375%, 07/03/2029(a)		1,175	1,147,094
JSW Infrastructure Ltd. 4.95%, 01/21/2029(a)(d)		204	204,765
United Rentals North America, Inc. 3.875%, 11/15/2027		819	806,579

			2,591,221

			69,595,410

Financial Institutions – 5.4%
Banking – 3.5%
Ally Financial, Inc. 6.70%, 02/14/2033		500	521,614
6.85%, 01/03/2030		380	402,255
8.00%, 11/01/2031		281	320,443
Series B 4.70%, 05/15/2026(m)		2,950	2,871,517
Banco Santander SA 3.225%, 11/22/2032		200	182,160
6.92%, 08/08/2033		2,600	2,893,312
Bank Leumi Le-Israel BM 7.13%, 07/18/2033(a)		450	469,433
Barclays PLC 7.12%, 06/27/2034		361	404,190
BNP Paribas SA 4.625%, 02/25/2031(a)(m)		2,924	2,665,918
BPCE SA 6.51%, 01/18/2035(a)		1,232	1,309,911
CaixaBank SA 5.58%, 07/03/2036(a)		575	589,726
5.875%, 10/09/2027(a)(m)	EUR	1,000	1,216,726
6.84%, 09/13/2034(a)	U.S.$	975	1,087,509

42 AllianceBernstein Global High Income Fund	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Capital One Financial Corp. 7.96%, 11/02/2034	U.S.$	275	$324,843
Citigroup, Inc. Series AA 7.625%, 11/15/2028(m)		339	356,060
Series W 4.00%, 12/10/2025(m)		413	410,964
Deutsche Bank AG/New York NY 3.73%, 01/14/2032		1,435	1,345,886
7.08%, 02/10/2034		799	878,046
HSBC Holdings PLC 8.11%, 11/03/2033		225	263,960
Series E 4.75%, 07/04/2029(a)(m)	EUR	1,595	1,881,742
Intesa Sanpaolo SpA 4.20%, 06/01/2032(a)	U.S.$	845	798,980
KeyCorp 6.40%, 03/06/2035		19	20,615
Lloyds Banking Group PLC 6.07%, 06/13/2036		207	217,671
M&T Bank Corp. 5.05%, 01/27/2034		165	165,402
Nationwide Building Society 5.54%, 07/14/2036(a)		430	441,885
Nordea Bank Abp 6.625%, 03/26/2026(a)(m)		3,065	3,084,360
Societe Generale SA 5.51%, 05/22/2031(a)		4,167	4,287,218
7.37%, 01/10/2053(a)		403	443,012
Synchrony Financial 5.935%, 08/02/2030(d)		808	837,059
7.25%, 02/02/2033		1,896	2,023,436
UBS Group AG 3.875%, 06/02/2026(a)(m)		352	347,246
7.125%, 08/10/2034(a)(m)		544	560,140
9.25%, 11/13/2028(a)(m)		448	492,800
UniCredit SpA 5.86%, 06/19/2032(a)		845	858,272
Western Alliance Bancorp 3.00%, 06/15/2031		388	377,251

			35,351,562

Brokerage – 0.1%
BGC Group, Inc. 6.60%, 06/10/2029		83	86,432
Charles Schwab Corp. (The) Series I 4.00%, 06/01/2026(m)		1,251	1,236,082

			1,322,514

ABFunds.com	AllianceBernstein Global High Income Fund 43

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Finance – 0.5%
Air Lease Corp. Series B 4.65%, 06/15/2026(m)	U.S.$	1,229	$1,215,099
Blackstone Private Credit Fund 2.625%, 12/15/2026		117	114,296
5.25%, 04/01/2030		88	88,311
CFAMC II Co., Ltd. Series E 4.625%, 06/03/2026(a)		200	199,850
4.875%, 11/22/2026(a)		230	230,402
CFAMC III Co., Ltd. 4.75%, 04/27/2027(a)		400	400,488
HAT Holdings I LLC/HAT Holdings II LLC 3.375%, 06/15/2026(a)		77	76,148
HPS Corporate Lending Fund 6.25%, 09/30/2029		84	86,736
ILFC E-Capital Trust II 6.52% (CME Term SOFR 3 Month + 2.06%), 12/21/2065(a)(j)		2,000	1,705,419
Jefferies Finance LLC/JFIN Co-Issuer Corp. 6.625%, 10/15/2031(a)		395	397,806
Main Street Capital Corp. 6.50%, 06/04/2027		58	59,294
Oaktree Specialty Lending Corp. 6.34%, 02/27/2030		90	90,432

			4,664,281

Insurance – 0.7%
Aegon Ltd. 5.50%, 04/11/2048		329	331,832
Centene Corp. 2.50%, 03/01/2031		685	590,395
2.625%, 08/01/2031		581	499,420
3.00%, 10/15/2030		1,129	1,008,868
Global Atlantic Fin Co. 4.70%, 10/15/2051(a)		425	419,533
7.95%, 10/15/2054(a)		40	42,474
Liberty Mutual Group, Inc. 4.125%, 12/15/2051(a)		462	453,820
7.80%, 03/15/2037(a)		2,187	2,503,852
MetLife, Inc. 9.25%, 04/08/2038(a)		105	125,652
10.75%, 08/01/2039		589	790,609

			6,766,455

REITs – 0.6%
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp. 4.25%, 02/01/2027(a)		80	79,319
4.75%, 06/15/2029(a)		284	278,939

44 AllianceBernstein Global High Income Fund	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Millrose Properties, Inc. 6.25%, 09/15/2032(a)	U.S.$	700	$701,873
Newmark Group, Inc. 7.50%, 01/12/2029		2,324	2,496,852
Omega Healthcare Investors, Inc. 5.20%, 07/01/2030		577	585,661
Trust Fibra Uno 4.87%, 01/15/2030(a)		1,498	1,469,942

			5,612,586

			53,717,398

Utility – 1.0%
Electric – 0.9%
Adani Electricity Mumbai Ltd. 3.87%, 07/22/2031(a)		430	395,542
3.95%, 02/12/2030(a)		361	339,340
AES Andes SA 6.30%, 03/15/2029(a)		1,037	1,077,443
American Electric Power Co., Inc. 6.95%, 12/15/2054		594	643,720
Buffalo Energy Mexico Holdings/Buffalo Energy Infrastructure/Buffalo Energy 7.875%, 02/15/2039(a)		445	479,303
Edison International 8.125%, 06/15/2053		396	404,335
Electricite de France SA 9.125%, 03/15/2033(a)(m)		427	495,053
Empresas Publicas de Medellin ESP 4.25%, 07/18/2029(a)		1,640	1,558,000
Engie Energia Chile SA 6.375%, 04/17/2034(a)		920	979,257
FIEMEX Energia - Banco Actinver SA Institucion de Banca Multiple 7.25%, 01/31/2041(a)		219	232,518
FirstEnergy Corp. Series C 4.85%, 07/15/2047(c)		7	6,195
Israel Electric Corp., Ltd. Series G 4.25%, 08/14/2028(a)		871	856,646
LLPL Capital Pte. Ltd. 6.875%, 02/04/2039(a)		246	255,422
Minejesa Capital BV 4.625%, 08/10/2030(a)		819	815,073
Niagara Energy SAC 5.75%, 10/03/2034(a)		492	504,241

			9,042,088

ABFunds.com	AllianceBernstein Global High Income Fund 45

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Other Utility – 0.1%
Buffalo Energy Mexico Holdings/Buffalo Energy Infrastructure/Buffalo Energy 7.875%, 02/15/2039(a)	U.S.$	468	$503,965

			9,546,053

Total Corporates - Investment Grade (cost $127,160,934)			132,858,861

EMERGING MARKETS - CORPORATE BONDS – 6.1%
Industrial – 5.1%
Basic – 1.7%
Braskem Idesa SAPI 6.99%, 02/20/2032(a)		439	259,010
7.45%, 11/15/2029(a)		1,393	849,730
Braskem Netherlands Finance BV 4.50%, 01/10/2028(a)		2,802	1,187,908
4.50%, 01/31/2030(a)		966	365,341
Cia de Minas Buenaventura SAA 6.80%, 02/04/2032(a)		492	508,433
CSN Inova Ventures 6.75%, 01/28/2028(a)		1,694	1,647,415
Eregli Demir ve Celik Fabrikalari TAS 8.375%, 07/23/2029(a)		486	508,022
First Quantum Minerals Ltd. 8.00%, 03/01/2033(a)		1,055	1,113,643
9.375%, 03/01/2029(a)		438	464,408
Indika Energy Tbk PT 8.75%, 05/07/2029(a)		476	476,281
Inversiones CMPC SA 6.70%, 12/09/2057(a)		497	508,669
JSW Steel Ltd. 3.95%, 04/05/2027(a)		409	401,638
5.05%, 04/05/2032(a)		658	639,249
Nickel Industries Ltd. 9.00%, 09/30/2030(a)		269	272,537
Sasol Financing USA LLC 8.75%, 05/03/2029(a)		2,718	2,820,731
Stillwater Mining Co. 4.00%, 11/16/2026(a)		1,698	1,677,624
UPL Corp., Ltd. 4.50%, 03/08/2028(a)		336	325,164
4.625%, 06/16/2030(a)		673	626,597
Vedanta Resources Finance II PLC 9.85%, 04/24/2033(a)		344	349,712
10.25%, 06/03/2028(a)		940	971,055
10.875%, 09/17/2029(a)		584	611,972

46 AllianceBernstein Global High Income Fund	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Volcan Cia Minera SAA 8.75%, 01/24/2030(a)	U.S.$	663	$687,730

			17,272,869

Capital Goods – 0.2%
Ambipar Lux SARL 10.875%, 02/05/2033(f)(i)(k)		1,082	178,530
IHS Holding Ltd. 6.25%, 11/29/2028(a)		383	383,718
7.875%, 05/29/2030(a)		535	553,352
IRB Infrastructure Developers Ltd. 7.11%, 03/11/2032(a)		475	492,219

			1,607,819

Communications - Media – 0.1%
Globo Comunicacao e Participacoes S/A 4.875%, 01/22/2030(a)		637	614,902
Telecomunicaciones Digitales SA 4.50%, 01/30/2030(a)		246	234,844

			849,746

Communications - Telecommunications – 0.2%
Digicel Group Holdings Ltd. Zero Coupon, 12/31/2030(e)(f)(h)		96	964
Millicom International Cellular SA 7.375%, 04/02/2032(a)		552	576,956
Sable International Finance Ltd. 7.125%, 10/15/2032(a)		688	697,693
Telecommunications co Telekom Srbija AD Belgrade 7.00%, 10/28/2029(a)		275	278,823
Turk Telekomunikasyon AS 7.375%, 05/20/2029(a)		481	496,690

			2,051,126

Consumer Cyclical - Other – 0.9%
Allwyn Entertainment Financing UK PLC 4.125%, 02/15/2031(a)	EUR	305	347,893
7.875%, 04/30/2029(a)	U.S.$	200	207,500
Melco Resorts Finance Ltd. 5.375%, 12/04/2029(a)		1,731	1,691,100
5.625%, 07/17/2027(a)		965	964,759
5.75%, 07/21/2028(a)		1,255	1,254,372
6.50%, 09/24/2033(a)		578	580,864
MGM China Holdings Ltd. 4.75%, 02/01/2027(a)		1,122	1,118,073
5.875%, 05/15/2026(a)		414	413,743
Studio City Co., Ltd. 7.00%, 02/15/2027(a)		289	290,896

ABFunds.com	AllianceBernstein Global High Income Fund 47

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Wynn Macau Ltd. 5.50%, 10/01/2027(a)	U.S.$	947	$946,527
5.625%, 08/26/2028(a)		717	715,573
6.75%, 02/15/2034(a)		625	633,174

			9,164,474

Consumer Cyclical - Retailers – 0.0%
Falabella SA 3.375%, 01/15/2032(a)		583	522,158
K201640219 South Africa Ltd. Zero Coupon, 06/25/2023(e)(g)(h)(i)	ZAR	45	– 0	–
K2016470219 South Africa Ltd. 3.00%, 12/31/2022(e)(f)(g)(h)(i)	U.S.$	1,100	– 0	–
K2016470260 South Africa Ltd. 25.00%, 12/31/2022(e)(f)(g)(h)(i)		771	– 0	–

			522,158

Consumer Non-Cyclical – 0.7%
Anadolu Efes Biracilik Ve Malt Sanayii AS 3.375%, 06/29/2028(a)		550	509,161
Biocon Biologics Global PLC 6.67%, 10/09/2029(a)		800	772,490
Central American Bottling Corp./CBC Bottling Holdco SL/Beliv Holdco SL 5.25%, 04/27/2029(a)		508	502,412
MARB BondCo PLC 3.95%, 01/29/2031(a)		1,261	1,154,925
Natura &Co Luxembourg Holdings SARL 4.125%, 05/03/2028(a)		1,066	1,021,169
Teva Pharmaceutical Finance Netherlands II BV 4.375%, 05/09/2030	EUR	1,000	1,199,539
Teva Pharmaceutical Finance Netherlands III BV 4.75%, 05/09/2027	U.S.$	313	311,826
5.125%, 05/09/2029(d)		517	517,538
8.125%, 09/15/2031		506	578,566

			6,567,626

Energy – 1.1%
Acu Petroleo Luxembourg SARL 7.50%, 01/13/2032(a)		950	967,431
Azure Power Energy Ltd. 3.575%, 08/19/2026(a)		490	479,821
Cosan Luxembourg SA 5.50%, 09/20/2029(a)		461	455,238
Ecopetrol SA 5.875%, 05/28/2045		423	323,510
6.875%, 04/29/2030		782	801,315
8.375%, 01/19/2036		278	287,035
8.625%, 01/19/2029		1,475	1,601,408

48 AllianceBernstein Global High Income Fund	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Gran Tierra Energy, Inc. 9.50%, 10/15/2029(a)	U.S.$	806	$679,055
Greenko Wind Projects Mauritius Ltd. 7.25%, 09/27/2028(a)		697	709,895
Leviathan Bond Ltd. 6.50%, 06/30/2027(a)		1,327	1,330,315
Medco Cypress Tree Pte. Ltd. 8.625%, 05/19/2030(a)		411	433,605
Medco Maple Tree Pte. Ltd. 8.96%, 04/27/2029(a)		565	590,425
MV24 Capital BV 6.75%, 06/01/2034(a)		406	404,283
Oleoducto Central SA 4.00%, 07/14/2027(a)		424	416,220
Petrobras Global Finance BV 5.125%, 09/10/2030		552	545,481
6.25%, 01/10/2036		491	484,925
SierraCol Energy Andina LLC 6.00%, 06/15/2028(a)		319	309,530

			10,819,492

Services – 0.0%
Bidvest Group UK PLC (The) 6.20%, 09/17/2032(a)		200	201,330

Transportation - Services – 0.2%
InPost SA 4.00%, 04/01/2031(a)	EUR	796	935,822
Kingston Airport Revenue Finance Ltd. 6.75%, 12/15/2036(a)	U.S.$	495	510,345
TAV Havalimanlari Holding AS 8.50%, 12/07/2028(a)		470	491,737

			1,937,904

			50,994,544

Utility – 0.7%
Electric – 0.5%
AES Andes SA 8.15%, 06/10/2055(a)		896	947,572
Continuum Green Energy India Pvt./Co-Issuers 7.50%, 06/26/2033(a)		266	281,921
India Clean Energy Holdings 4.50%, 04/18/2027(a)		511	499,502
Investment Energy Resources Ltd. 6.25%, 04/26/2029(a)		618	613,211
Limak Yenilenebilir Enerji AS 9.625%, 08/12/2030(a)		472	470,257
Orazul Energy Peru SA 6.25%, 09/17/2032(a)		249	251,821

ABFunds.com	AllianceBernstein Global High Income Fund 49

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Saavi Energia SARL 8.875%, 02/10/2035(a)	U.S.$	490	$527,558
Sorik Marapi Geothermal Power PT 7.75%, 08/05/2031(a)		403	413,006
Terraform Global Operating LP 6.125%, 03/01/2026(a)		44	43,721
Zorlu Enerji Elektrik Uretim AS 11.00%, 04/23/2030(a)		1,098	1,004,670

			5,053,239

Other Utility – 0.2%
Aegea Finance SARL 6.75%, 05/20/2029(a)		709	723,413
7.625%, 01/20/2036(a)		600	598,015
Energuate Trust 2 0 6.35%, 09/15/2035(a)		229	230,506

			1,551,934

			6,605,173

Financial Institutions – 0.3%
Banking – 0.2%
Akbank TAS 7.50%, 01/20/2030(a)		263	275,493
Turkiye Vakiflar Bankasi TAO 9.00%, 10/12/2028(a)		465	500,772
Yapi ve Kredi Bankasi AS 7.25%, 03/03/2030(a)		990	1,015,988
9.25%, 10/16/2028(a)		400	435,500

			2,227,753

Finance – 0.1%
Muthoot Finance Ltd. 6.375%, 03/02/2030(a)		488	494,246

Financial Services – 0.0%
BBFI Liquidating Trust Zero Coupon, 12/30/2099(e)(f)(h)		780	– 0	–

			2,721,999

Total Emerging Markets - Corporate Bonds (cost $64,110,546)			60,321,716

BANK LOANS – 5.2%
Industrial – 4.5%
Basic – 0.0%
Ineos Quattro Holdings UK Ltd. 8.01% (CME Term SOFR 1 Month + 3.75%), 03/14/2030(n)		21	18,341

50 AllianceBernstein Global High Income Fund	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Capital Goods – 0.2%
ACProducts Holdings, Inc. 8.51% (CME Term SOFR 3 Month + 4.25%), 05/17/2028(n)	U.S.$	1,893	$1,575,904
Chariot Buyer 7.16% (CME Term SOFR 1 Month + 3.00%), 09/08/2032(n)		154	154,079
TransDigm, Inc. 6.50% (CME Term SOFR 3 Month + 2.50%), 02/28/2031(n)		288	287,363

			2,017,346

Communications - Media – 0.6%
DIRECTV Financing LLC 9.82% (CME Term SOFR 3 Month + 5.25%), 08/02/2029(n)		1,486	1,486,928
DIRECTV Financing LLC/Directv Financing Co-Obligor, Inc. 9.81% (CME Term SOFR 3 Month + 5.50%), 02/17/2031(n)		319	310,935
Gray Television, Inc. 7.395% (CME Term SOFR 1 Month + 3.00%), 12/01/2028(n)		1,215	1,213,752
iHeartCommunications, Inc. 10.63% (CME Term SOFR 1 Month + 5.78%), 05/01/2029(n)		1,179	1,027,215
Inizio Group Ltd. 8.35% (CME Term SOFR 3 Month + 4.25%), 08/19/2028(e)(n)		1,276	1,266,430
Radiate Holdco LLC 1.50% (PIK Interest 12 + 1.50%), 09/25/2029(n)		650	523,235
7.78% (CME Term SOFR 1 Month + 3.50%), 09/25/2029(n)		650	523,235

			6,351,730

Communications - Telecommunications – 0.3%
Crown Subsea Communications Holding, Inc. 7.66% (CME Term SOFR 1 Month + 3.50%), 01/30/2031(n)		1,416	1,423,132
Zacapa S.a r.l. 7.75% (CME Term SOFR 3 Month + 3.75%), 03/22/2029(n)		2,067	2,069,122

			3,492,254

Consumer Cyclical - Automotive – 0.1%
MPH Acquisition Holdings LLC 9.28% (CME Term SOFR 1 Month + 5.00%), 01/31/2028(n)		1,022	949,384

ABFunds.com	AllianceBernstein Global High Income Fund 51

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Other – 0.2%
CP Atlas Buyer, Inc. 9.41% (CME Term SOFR 1 Month + 5.25%), 07/08/2030(n)	U.S.$	420	$410,550
PHRG Intermediate LLC 02/20/2032(o)		820	816,925
Weber-Stephen Products LLC 7.53% (CME Term SOFR 1 Month + 3.25%), 10/30/2027(n)		505	499,438

			1,726,913

Consumer Cyclical - Restaurants – 0.0%
IRB Holding Corp. 6.66% (CME Term SOFR 1 Month + 2.50%), 12/15/2027(n)		156	156,422

Consumer Cyclical - Retailers – 0.3%
Foundation Building Materials, Inc. 9.55% (CME Term SOFR 3 Month + 5.25%), 01/29/2031(n)		2,135	2,143,039
Great Outdoors Group LLC 7.41% (CME Term SOFR 1 Month + 3.25%), 01/23/2032(n)		464	463,089

			2,606,128

Consumer Non-Cyclical – 0.9%
Agiliti Health, Inc. 7.22% (CME Term SOFR 6 Month + 3.00%), 05/01/2030(e)(n)		835	798,677
7.29% (CME Term SOFR 3 Month + 3.00%), 05/01/2030(e)(n)		441	421,479
Gainwell Acquisition Corp. 8.10% (CME Term SOFR 3 Month + 4.00%), 10/01/2027(n)		463	454,998
Hertz Corp. (The) 06/30/2028(o)		735	658,531
ModivCare, Inc. 11.135% (CME Term SOFR 1 Month + 7.00%), 02/22/2026(e)(n)		94	91,468
13.05% (CME Term SOFR 3 Month + 8.75%), 07/01/2031(i)(k)(n)		1,312	590,251
13.78% (CME Term SOFR 3 Month + 9.50%), 01/12/2026(i)(k)(n)		188	80,039
MPH Acquisition Holdings LLC 8.06% (CME Term SOFR 3 Month + 3.75%), 12/31/2030(n)		343	341,117
Neptune Bidco US, Inc. 9.43% (CME Term SOFR 3 Month + 5.00%), 04/11/2029(n)		2,059	1,957,802

52 AllianceBernstein Global High Income Fund	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Opal Bidco SAS 7.54% (CME Term SOFR 3 Month + 3.25%), 04/28/2032(n)	U.S.$	847	$848,694
US Radiology Specialists, Inc. 8.75% (CME Term SOFR 3 Month + 4.75%), 12/15/2027(n)		1,897	1,901,945
Weber-Stephen Products LLC 09/17/2032(e)(o)		750	741,562

			8,886,563

Other Industrial – 0.2%
American Tire Distributors, Inc. 14.50% (PRIME 3 Month + 7.25%), 10/20/2028(e)(n)		824	164,884
LTR Intermediate Holdings, Inc. 8.93% (CME Term SOFR 1 Month + 4.50%), 05/05/2028(n)		1,534	1,526,617

			1,691,501

Technology – 1.3%
Boxer Parent Co., Inc. 7.20% (CME Term SOFR 3 Month + 3.00%), 07/30/2031(n)		1,456	1,453,142
Clover Holdings Ltd. 7.75% (FIXED 4 + 7.75%), 12/09/2031(e)		2,127	2,138,643
Clover Holdings SPV III LLC 15.00% (FIXED 4 + 15.00%), 12/09/2027(e)(n)		152	155,630
Commscope, Inc. 12/17/2029(o)		2,178	2,202,121
Icon Parent Inc. 6.75% (CME Term SOFR 3 Month + 2.75%), 11/13/2031(n)		1,270	1,267,634
Loyalty Ventures, Inc. 14.00% (PRIME 3 Month + 5.50%), 11/03/2027(e)(h)(i)(k)(n)		1,518	11,388
Peraton Corp. 8.01% (CME Term SOFR 1 Month + 3.75%), 02/01/2028(n)		1,779	1,496,843
12.05% (CME Term SOFR 3 Month + 7.75%), 02/01/2029(n)		1,649	974,784
Polaris Newco LLC 8.57% (CME Term SOFR 3 Month + 4.00%), 06/02/2028(n)		2,121	2,042,132
Project Alpha Intermediate Holdings, Inc. 10.12% (CME Term SOFR 3 Month + 5.00%), 05/09/2033(e)(n)		1,240	1,230,700

ABFunds.com	AllianceBernstein Global High Income Fund 53

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Veritas US, Inc. 4.50% (PIK Interest 4 + 4.50%), 12/09/2029(n)	U.S.$	175	$176,545
12.00% (CME Term SOFR 3 Month + 8.00%), 12/09/2029(n)		175	176,545

			13,326,107

Transportation - Airlines – 0.2%
AS Mileage Plan IP Ltd. 6.08% (CME Term SOFR 3 Month + 1.75%), 10/15/2031(n)		705	705,556
JetBlue Airways Corp. 8.75% (CME Term SOFR 3 Month + 4.75%), 08/27/2029(n)		1,331	1,274,011

			1,979,567

Transportation - Services – 0.2%
Third Coast Infrastructure LLC 7.91% (CME Term SOFR 1 Month + 3.75%), 09/25/2030(e)(n)		1,668	1,672,428

			44,874,684

Financial Institutions – 0.7%
Banking – 0.0%
Orbit Private Holdings I Ltd. 7.92% (CME Term SOFR 6 Month + 3.75%), 12/11/2028(n)		231	230,835

Brokerage – 0.2%
Jane Street Group LLC 6.20% (CME Term SOFR 3 Month + 2.00%), 12/15/2031(n)		1,514	1,501,491

Finance – 0.1%
Nexus Buyer LLC 9.91% (CME Term SOFR 1 Month + 5.75%), 02/16/2032(n)		1,450	1,446,738

Financial Services – 0.1%
Colossus Acquireco LLC 6.05% (CME Term SOFR 3 Month + 1.75%), 07/30/2032(n)		700	695,513

Insurance – 0.3%
Asurion LLC 8.51% (CME Term SOFR 1 Month + 4.25%), 08/19/2028(n)		1,619	1,623,113

54 AllianceBernstein Global High Income Fund	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Sedgwick Claims Management Services, Inc. (Lightning Cayman Merger Sub, Ltd.) 6.66% (CME Term SOFR 1 Month + 2.50%), 07/31/2031(n)	U.S.$	1,252	$1,250,420

			2,873,533

			6,748,110

Total Bank Loans (cost $55,169,138)			51,622,794

EMERGING MARKETS - SOVEREIGNS – 3.1%
Angola – 0.4%
Angolan Government International Bond 8.00%, 11/26/2029(a)		1,231	1,196,163
8.25%, 05/09/2028(a)		200	200,390
9.50%, 11/12/2025(a)		2,578	2,578,000

			3,974,553

Argentina – 0.2%
Argentine Republic Government International Bond 0.75%, 07/09/2030(c)		754	509,620
4.125%, 07/09/2035(c)		2,775	1,454,191

			1,963,811

Dominican Republic – 0.4%
Dominican Republic International Bond 8.625%, 04/20/2027(a)		3,813	3,965,173

Ecuador – 0.2%
Ecuador Government International Bond 6.90%, 07/31/2030(a)(c)		313	277,805
6.90%, 07/31/2035(a)(c)		2,378	1,772,191

			2,049,996

Egypt – 0.3%
Egypt Government International Bond 7.625%, 05/29/2032(a)		310	305,195
8.625%, 02/04/2030(a)		2,140	2,270,412

			2,575,607

El Salvador – 0.2%
Comision Ejecutiva Hidroelectrica del Rio Lempa 8.65%, 01/24/2033(a)		687	718,018
El Salvador Government International Bond 8.625%, 02/28/2029(a)		1,181	1,259,537
9.25%, 04/17/2030(a)		175	190,575

			2,168,130

Guatemala – 0.1%
Guatemala Government Bond 6.05%, 08/06/2031(a)		420	436,800

ABFunds.com	AllianceBernstein Global High Income Fund 55

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Nigeria – 0.5%
Nigeria Government International Bond 6.125%, 09/28/2028(a)	U.S.$	3,772	$3,704,168
6.50%, 11/28/2027(a)		822	825,083
7.14%, 02/23/2030(a)		721	713,148

			5,242,399

Senegal – 0.4%
Senegal Government International Bond Series 7Y 7.75%, 06/10/2031(a)		4,446	3,585,966

Turkey – 0.2%
Hazine Mustesarligi Varlik Kiralama AS 6.75%, 09/01/2030(a)		1,269	1,312,372
Turkiye Government International Bond Series 10Y 5.25%, 03/13/2030		377	367,764
6.95%, 09/16/2035		580	583,841

			2,263,977

Ukraine – 0.1%
Ukraine Government International Bond Zero Coupon, 02/01/2030(a)(c)		109	57,304
Zero Coupon, 02/01/2035(a)(c)		34	16,306
4.50%, 02/01/2029(a)(c)		1,012	687,863
4.50%, 02/01/2035(a)(c)		85	46,512
4.50%, 02/01/2036(a)(c)		159	86,015

			894,000

Uzbekistan – 0.1%
Republic of Uzbekistan International Bond 5.375%, 02/20/2029(a)		260	260,812
6.95%, 05/25/2032(a)		990	1,064,092

			1,324,904

Total Emerging Markets - Sovereigns (cost $29,347,748)			30,445,316

COLLATERALIZED MORTGAGE OBLIGATIONS – 1.8%
Risk Share Floating Rate – 1.1%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2015-DNA3, Class B 13.82% (CME Term SOFR + 9.46%), 04/25/2028(j)		1,010	1,015,057
Federal National Mortgage Association Connecticut Avenue Securities Series 2015-C04, Class 1M2 10.17% (CME Term SOFR + 5.81%), 04/25/2028(j)		658	660,238

56 AllianceBernstein Global High Income Fund	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2016-C01, Class 1B 16.22% (CME Term SOFR + 11.86%), 08/25/2028(j)	U.S.$	668	$694,043
Series 2016-C01, Class 2M2 11.42% (CME Term SOFR + 7.06%), 08/25/2028(j)		42	42,980
Series 2016-C02, Class 1B 16.72% (CME Term SOFR + 12.36%), 09/25/2028(j)		444	465,337
Series 2016-C02, Class 1M2 10.47% (CME Term SOFR + 6.11%), 09/25/2028(j)		67	67,764
Series 2016-C03, Class 1B 16.22% (CME Term SOFR + 11.86%), 10/25/2028(j)		370	389,325
Series 2016-C03, Class 2B 17.22% (CME Term SOFR + 12.86%), 10/25/2028(j)		628	664,750
Series 2016-C04, Class 1B 14.72% (CME Term SOFR + 10.36%), 01/25/2029(j)		1,464	1,556,378
Series 2016-C05, Class 2B 15.22% (CME Term SOFR + 10.86%), 01/25/2029(j)		1,796	1,915,560
Series 2016-C06, Class 1B 13.72% (CME Term SOFR + 9.36%), 04/25/2029(j)		1,269	1,359,558
Series 2016-C07, Class 2B 13.97% (CME Term SOFR + 9.61%), 05/25/2029(j)		1,544	1,650,957
JP Morgan Madison Avenue Securities Trust Series 2015-CH1, Class M2 9.97% (CME Term SOFR + 5.61%), 10/25/2025(a)(j)		317	328,117
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M2 9.97% (CME Term SOFR + 5.61%), 11/25/2025(a)(j)		100	104,955

			10,915,019

Non-Agency Fixed Rate – 0.3%
Alternative Loan Trust Series 2006-HY12, Class A5 4.15%, 08/25/2036		367	343,909
Series 2006-42, Class 1A6 6.00%, 01/25/2047		429	233,385
Series 2006-24CB, Class A15 5.75%, 08/25/2036(j)		455	221,266

ABFunds.com	AllianceBernstein Global High Income Fund 57

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2006-J1, Class 1A10 5.50%, 02/25/2036	U.S.$	473	$317,313
Series 2006-J5, Class 1A1 6.50%, 09/25/2036		453	231,848
Bear Stearns ARM Trust Series 2007-3, Class 1A1 4.21%, 05/25/2047		59	52,876
Series 2007-4, Class 22A1 4.25%, 06/25/2047		265	233,364
ChaseFlex Trust Series 2007-1, Class 1A3 6.50%, 02/25/2037		392	129,142
CHL Mortgage Pass-Through Trust Series 2007-HY4, Class 1A1 4.59%, 09/25/2047		72	64,724
Citigroup Mortgage Loan Trust Series 2007-AR4, Class 1A1A 4.63%, 03/25/2037		40	33,171
CitiMortgage Alternative Loan Trust Series 2007-A3, Class 1A4 5.75%, 03/25/2037		334	293,202
Residential Accredit Loans, Inc. Trust Series 2005-QS14, Class 3A1 6.00%, 09/25/2035		140	123,326
Residential Asset Securitization Trust Series 2006-A8, Class 3A4 6.00%, 08/25/2036		126	52,779
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust Series 2006-9, Class A4 4.19%, 10/25/2036		1,178	315,382
Wells Fargo Mortgage Backed Securities Trust Series 2007-AR7, Class A1 6.48%, 12/28/2037		205	185,925

			2,831,612

Non-Agency Floating Rate – 0.2%
Alternative Loan Trust Series 2007-7T2, Class A3 4.87% (CME Term SOFR 1 Month + 0.71%), 04/25/2037(j)		1,926	633,935
CHL Mortgage Pass-Through Trust Series 2007-13, Class A7 4.87% (CME Term SOFR 1 Month + 0.71%), 08/25/2037(j)		280	97,035
First Horizon Alternative Mortgage Securities Trust Series 2007-FA2, Class 1A6 1.28% (5.44% - CME Term SOFR 1 Month), 04/25/2037(j)(p)		70	5,924

58 AllianceBernstein Global High Income Fund	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2007-FA2, Class 1A10 4.52% (CME Term SOFR 1 Month + 0.36%), 04/25/2037(j)	U.S.$	208	$46,986
Lehman XS Trust Series 2007-10H, Class 2AIO 2.605% (6.89% - CME Term SOFR 1 Month), 07/25/2037(j)(p)		88	11,628
Residential Accredit Loans, Inc. Trust Series 2006-QS18, Class 2A2 2.28% (6.44% - CME Term SOFR 1 Month), 12/25/2036(j)(p)		1,389	172,924
Wachovia Mortgage Loan Trust Series 2006-ALT1, Class A2 1.62% (CME Term SOFR 1 Month + 0.47%), 01/25/2037(j)		4,568	1,555,628

			2,524,060

Agency Fixed Rate – 0.2%
Federal Home Loan Mortgage Corp. REMICS Series 4767, Class KI 6.00%, 03/15/2048(q)		6,469	1,203,551
Federal Home Loan Mortgage Corp. Strips Series 247, Class 54 5.50%, 04/15/2036(q)		2,911	507,215

			1,710,766

Total Collateralized Mortgage Obligations (cost $22,732,262)			17,981,457

GOVERNMENTS - TREASURIES – 1.6%
United States – 1.6%
U.S. Treasury Bonds 2.75%, 11/15/2042		2,154	1,666,237
5.00%, 05/15/2037(r)		1,824	1,954,744
5.25%, 02/15/2029		320	336,300
6.125%, 11/15/2027		1,000	1,048,516
U.S. Treasury Notes 2.25%, 02/15/2027(s)		10,811	10,605,465
2.875%, 08/15/2028		606	593,815

Total Governments - Treasuries (cost $16,649,508)			16,205,077

QUASI-SOVEREIGNS – 1.4%
Quasi-Sovereign Bonds – 1.4%
Azerbaijan – 0.1%
Southern Gas Corridor CJSC 6.875%, 03/24/2026(a)		1,045	1,053,966

ABFunds.com	AllianceBernstein Global High Income Fund 59

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Brazil – 0.1%
Caixa Economica Federal 5.625%, 05/13/2030(a)	U.S.$	655	$662,475

Chile – 0.1%
Corp. Nacional del Cobre de Chile 5.95%, 01/08/2034(a)		979	1,024,768

Mexico – 0.7%
Comision Federal de Electricidad 4.69%, 05/15/2029(a)		1,603	1,579,147
4.75%, 02/23/2027(a)		258	259,032
5.70%, 01/24/2030(a)		439	445,914
Petroleos Mexicanos 5.50%, 06/27/2044		1,116	858,093
5.625%, 01/23/2046		930	703,061
6.375%, 01/23/2045		1,292	1,051,288
6.50%, 01/23/2029		355	361,035
8.75%, 06/02/2029		1,536	1,658,122

			6,915,692

South Africa – 0.2%
Transnet/South Africa 8.25%, 02/06/2028(a)		1,870	1,971,204

Trinidad and Tobago – 0.0%
Trinidad Generation UnLtd. 7.75%, 06/16/2033(a)		373	393,500

Turkey – 0.2%
TC Ziraat Bankasi AS 7.25%, 02/04/2030(a)		812	830,851
8.00%, 01/16/2029(a)		354	371,199
Turkiye Ihracat Kredi Bankasi AS 6.875%, 07/03/2028(a)		502	512,040
9.00%, 01/28/2027(a)		208	218,271

			1,932,361

Total Quasi-Sovereigns (cost $13,035,178)			13,953,966

GOVERNMENTS - SOVEREIGN BONDS – 0.7%
Colombia – 0.2%
Colombia Government International Bond
7.375%, 04/25/2030		756	808,164
8.00%, 11/14/2035		464	498,452
8.50%, 04/25/2035		619	684,305

			1,990,921

60 AllianceBernstein Global High Income Fund	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Mexico – 0.1%
Mexico Government International Bond 5.375%, 03/22/2033	U.S.$	555	$554,445

Panama – 0.1%
Panama Government International Bond 7.50%, 03/01/2031		447	493,264
Panama Notas del Tesoro 3.75%, 04/17/2026		468	464,593

			957,857

Romania – 0.3%
Romanian Government International Bond 5.75%, 09/16/2030(a)		1,434	1,460,888
5.75%, 03/24/2035(a)		1,492	1,436,609
6.375%, 01/30/2034(a)		336	340,391

			3,237,888

Trinidad and Tobago – 0.0%
Trinidad & Tobago Government International Bond 4.50%, 08/04/2026(a)		240	239,040

Total Governments - Sovereign Bonds (cost $6,820,519)			6,980,151

LOCAL GOVERNMENTS - US MUNICIPAL BONDS – 0.4%
United States – 0.4%
State of California Series 2010 7.60%, 11/01/2040		750	922,379
State of Illinois Series 2010 7.35%, 07/01/2035		1,368	1,491,316
Wisconsin Public Finance Authority Series 2021 5.75%, 07/25/2041(f)		1,435	1,323,780

Total Local Governments - US Municipal Bonds (cost $3,560,444)			3,737,475

EMERGING MARKETS - TREASURIES – 0.3%
Brazil – 0.3%
Brazil Notas do Tesouro Nacional Series F 10.00%, 01/01/2035 (cost $2,377,698)		17,785	2,734,395

ABFunds.com	AllianceBernstein Global High Income Fund 61

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

INFLATION-LINKED SECURITIES – 0.3%
Colombia – 0.3%
Fideicomiso PA Pacifico Tres 7.00%, 01/15/2035(f) (cost $3,199,031)	U.S.$	11,256,000	$2,684,471

COLLATERALIZED LOAN OBLIGATIONS – 0.2%
CLO - Floating Rate – 0.2%
Balboa Bay Loan Funding Ltd. Series 2021-2A, Class E 11.19% (CME Term SOFR 3 Month + 6.86%), 01/20/2035(a)(j)		1,000	996,195
Rad CLO 10 Ltd. Series 2021-10A, Class E 10.43% (CME Term SOFR 3 Month + 6.11%), 04/23/2034(a)(j)		750	746,836
Rad CLO 11 Ltd. Series 2021-11A, Class E 10.83% (CME Term SOFR 3 Month + 6.51%), 04/15/2034(a)(j)		355	355,124
Regatta XIX Funding Ltd. Series 2022-1A, Class E 11.205% (CME Term SOFR 3 Month + 6.88%), 04/20/2035(a)(j)		349	350,229

Total Collateralized Loan Obligations (cost $2,439,690)			2,448,384

COMMERCIAL MORTGAGE-BACKED SECURITIES – 0.2%
Non-Agency Fixed Rate CMBS – 0.2%
Commercial Mortgage Trust Series 2012-CR3, Class F 4.29%, 10/15/2045(a)		44	2,561
Series 2013-LC6, Class D 3.86%, 01/10/2046(a)		292	282,075
WFRBS Commercial Mortgage Trust Series 2011-C4, Class D 5.15%, 06/15/2044(a)		641	620,578
Series 2014-C25, Class D 3.80%, 11/15/2047(a)		1,101	1,060,109

Total Commercial Mortgage-Backed Securities (cost $1,947,351)			1,965,323

62 AllianceBernstein Global High Income Fund	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

COMMON STOCKS – 0.2%
Financial Institutions – 0.2%
Financial Services – 0.2%
Curo Group Holdings LLC(e)(i)	161,756	$1,253,609

Industrials – 0.0%
Electrical Equipment – 0.0%
Exide Technologies(e)(h)(i)	643	217,334

Transportation Infrastructure – 0.0%
Spirit Aviation Holdings, Inc.(i)	49,562	18,834

		236,168

Consumer Discretionary – 0.0%
Broadline Retail – 0.0%
K201640219 South Africa Ltd. – Class A(e)(h)(i)	12,695,187	13
K201640219 South Africa Ltd. – Class B(e)(h)(i)	2,009,762	2

		15

Diversified Consumer Services – 0.0%
AG Tracker(e)(h)(i)	57,354	– 0	–
CWT Travel Holdings, Inc.(e)(i)	3,766	15,064
Paysafe Ltd.(i)	10,709	138,360

		153,424

Leisure Products – 0.0%
New Cotai LLC/New Cotai Capital Corp.(e)(h)(i)	3	– 0	–

		153,439

Energy – 0.0%
Energy Equipment & Services – 0.0%
BIS Industries Holdings Ltd.(e)(h)(i)	838,296	1
CHC Group LLC(e)(h)(i)	21,009	4

		5

Oil, Gas & Consumable Fuels – 0.0%
New Fortress Energy, Inc.(h)(i)	49,249	108,841

		108,846

Consumer Staples – 0.0%
Household Products – 0.0%
Southeastern Grocers, Inc.(e)(h)(i)(l)	105,865	4,235

Total Common Stocks (cost $12,432,763)		1,756,297

ABFunds.com	AllianceBernstein Global High Income Fund 63

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

ASSET-BACKED SECURITIES – 0.2%
Other ABS - Floating Rate – 0.1%
Pagaya AI Debt Series 2024-S1, Class ABC 7.29%, 09/15/2031(a)(e)	U.S.$	1,204	$1,213,789

Autos - Fixed Rate – 0.1%
Flagship Credit Auto Trust Series 2019-4, Class E 4.11%, 03/15/2027(a)		352	351,833

Total Asset-Backed Securities (cost $1,556,064)			1,565,622

GOVERNMENTS - SOVEREIGN AGENCIES – 0.0%
Kazakhstan – 0.0%
Baiterek National Managing Holding JSC 5.45%, 05/08/2028(a) (cost $518,510)		521	529,909

		Shares
PREFERRED STOCKS – 0.0%
Industrials – 0.0%
Other Industrial – 0.0%
Asphalt ATD Holdco(e)(h)(i)		4,984	123,653

Technology – 0.0%
Veritas US, Inc.(e)(f)(i)		7,516	170,989

Total Preferred Stocks (cost $278,042)			294,642

RIGHTS – 0.0%
Vistra Energy Corp., expiring 12/31/2049(e)(i) (cost $0)		10,721	13,133

SHORT-TERM INVESTMENTS – 2.2%
Investment Companies – 1.7%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 3.97%(t)(u)(v) (cost $17,360,112)		17,360,112	17,360,112

64 AllianceBernstein Global High Income Fund	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)		U.S. $ Value

Time Deposits – 0.5%
BBH, New York (0.60)%, 10/01/2025	CHF	1		$961
0.82%, 10/01/2025	SEK	0	**	11
1.49%, 10/01/2025	NZD	0	**	3
2.64%, 10/01/2025	NOK	1,752		175,515
4.88%, 10/01/2025	ZAR	1,887		109,257
Citibank, London 0.79%, 10/01/2025	EUR	234		274,446
2.92%, 10/01/2025	GBP	27		36,939
JPMorgan Chase, New York 3.44%, 10/01/2025	U.S.$	3,502		3,502,434
Royal Bank of Canada, Toronto 1.33%, 10/01/2025	CAD	1,163		835,491

Total Time Deposits (cost $4,935,057)				4,935,057

Total Short-Term Investments (cost $22,295,169)				22,295,169

Total Investments – 101.4% (cost $1,025,319,523)				1,006,539,266
Other assets less liabilities – (1.4)%				(13,434,582)

Net Assets – 100.0%				$993,104,684

FUTURES (see Note C)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation (Depreciation)
Purchased Contracts
U.S. 10 Yr Ultra Futures	93	December 2025	$10,702,266	$101,859
U.S. T-Note 5 Yr (CBT) Futures	436	December 2025	47,609,156	128,485
U.S. Ultra Bond (CBT) Futures	1	December 2025	120,063	969

Sold Contracts
U.S. Long Bond (CBT) Futures	61	December 2025	7,112,219	(146,422)
U.S. T-Note 2 Yr (CBT) Futures	6	December 2025	1,250,390	3,508
U.S. T-Note 10 Yr (CBT) Futures	258	December 2025	29,025,000	(121,774)

				$(33,375)

ABFunds.com	AllianceBernstein Global High Income Fund 65

PORTFOLIO OF INVESTMENTS (continued)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
Bank of America NA	COP	10,664,024	USD	2,710	11/13/2025	$5,381
Bank of America NA	USD	27	COP	107,884	11/13/2025	(54)
Bank of America NA	USD	68	TWD	1,999	11/21/2025	(1,641)
Bank of America NA	GBP	3,136	USD	4,287	12/05/2025	68,259
Bank of America NA	USD	1,649	GBP	1,206	12/05/2025	(26,258)
Barclays Bank PLC	BRL	15,649	USD	2,942	10/02/2025	2,018
Barclays Bank PLC	BRL	181	USD	34	10/02/2025	(182)
Barclays Bank PLC	USD	2,925	BRL	15,649	10/02/2025	15,721
Barclays Bank PLC	USD	34	BRL	181	10/02/2025	(23)
Barclays Bank PLC	USD	73	IDR	1,187,348	10/24/2025	(1,594)
Barclays Bank PLC	BRL	15,649	USD	2,902	11/04/2025	(13,422)
Barclays Bank PLC	USD	34	BRL	181	11/04/2025	155
Barclays Bank PLC	USD	40	CHF	32	11/21/2025	144
BNP Paribas SA	TWD	895	USD	30	11/21/2025	461
Brown Brothers Harriman & Co.	USD	21	ZAR	380	10/14/2025	933
Brown Brothers Harriman & Co.	CNH	678	USD	95	10/16/2025	(454)
Brown Brothers Harriman & Co.	USD	34	CNH	245	10/16/2025	(79)
Brown Brothers Harriman & Co.	MXN	556	USD	29	10/22/2025	(903)
Brown Brothers Harriman & Co.	USD	30	MXN	571	10/22/2025	928
Brown Brothers Harriman & Co.	AUD	220	USD	143	11/07/2025	(2,039)
Brown Brothers Harriman & Co.	NZD	125	USD	74	11/07/2025	977
Brown Brothers Harriman & Co.	NZD	57	USD	33	11/07/2025	(177)
Brown Brothers Harriman & Co.	USD	34	AUD	52	11/07/2025	964
Brown Brothers Harriman & Co.	USD	34	AUD	50	11/07/2025	(118)
Brown Brothers Harriman & Co.	USD	90	NZD	151	11/07/2025	(2,127)
Brown Brothers Harriman & Co.	CAD	151	USD	110	11/14/2025	972
Brown Brothers Harriman & Co.	USD	1,057	CAD	1,457	11/14/2025	(7,610)
Brown Brothers Harriman & Co.	CZK	1,857	USD	90	11/19/2025	192
Brown Brothers Harriman & Co.	HUF	20,736	USD	62	11/19/2025	107
Brown Brothers Harriman & Co.	PLN	139	USD	39	11/19/2025	396
Brown Brothers Harriman & Co.	NOK	558	USD	56	11/20/2025	(304)
Brown Brothers Harriman & Co.	SEK	638	USD	68	11/20/2025	(166)
Brown Brothers Harriman & Co.	USD	102	NOK	1,009	11/20/2025	(845)
Brown Brothers Harriman & Co.	USD	31	SEK	296	11/20/2025	187
Brown Brothers Harriman & Co.	CHF	60	USD	76	11/21/2025	154
Brown Brothers Harriman & Co.	EUR	1,319	USD	1,555	11/21/2025	1,451
Brown Brothers Harriman & Co.	USD	25	CHF	19	11/21/2025	(145)
Brown Brothers Harriman & Co.	USD	57	EUR	49	11/21/2025	(47)
Brown Brothers Harriman & Co.	GBP	14	USD	20	12/05/2025	297
Brown Brothers Harriman & Co.	GBP	31	USD	41	12/05/2025	(57)
Brown Brothers Harriman & Co.	USD	31	GBP	23	12/05/2025	(121)
Brown Brothers Harriman & Co.	SGD	101	USD	79	12/18/2025	899
Citibank NA	USD	66	KRW	91,083	10/14/2025	(1,301)
Citibank NA	USD	1,517	EUR	1,290	11/21/2025	1,640
Citibank NA	USD	33	INR	2,877	11/21/2025	(411)
Deutsche Bank AG	BRL	3,440	USD	626	10/02/2025	(20,020)
Deutsche Bank AG	USD	647	BRL	3,440	10/02/2025	(444)
Deutsche Bank AG	CLP	30,044	USD	31	11/13/2025	133
Goldman Sachs Bank USA	USD	29	PEN	101	11/13/2025	295
HSBC Bank USA	IDR	586,795	USD	36	10/24/2025	761
Morgan Stanley Capital Services LLC	BRL	181	USD	34	10/02/2025	23
Morgan Stanley Capital Services LLC	BRL	12,209	USD	2,223	10/02/2025	(70,742)
Morgan Stanley Capital Services LLC	USD	33	BRL	181	10/02/2025	1,048

66 AllianceBernstein Global High Income Fund	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services LLC	USD	2,296	BRL	12,209	10/02/2025	$(1,574)
Morgan Stanley Capital Services LLC	USD	34	IDR	557,009	10/24/2025	(737)
Morgan Stanley Capital Services LLC	USD	48	CLP	46,116	11/13/2025	(411)
Societe Generale	EUR	53,804	USD	63,486	11/21/2025	127,491
UBS AG	KRW	45,404	USD	33	10/14/2025	513
UBS AG	USD	4	PEN	15	11/13/2025	1

						$78,495

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note C)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2025	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Buy Contracts
United Mexican States, 4.150%, 03/28/2027, 12/20/2030*	1.00%	Quarterly	0.92%	USD	2,440	$(10,413)	$7,591	$(18,004)
Sale Contracts
CDX-NAHY Series 45, 5 Year Index, 12/20/2030*	5.00	Quarterly	3.21	USD	67,140	5,268,004	5,132,192	135,812
Hertz Corp. (The), 5.000%, 12/01/2029, 06/20/2029*	5.00	Quarterly	13.15	USD	140	(33,109)	(16,074)	(17,035)
iTraxx-XOVER Series 44, 5 Year Index, 12/20/2030*	5.00	Quarterly	2.62	EUR	46,230	5,849,779	5,678,402	171,377

						$11,074,261	$10,802,111	$272,150

*	Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note C)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)			Unrealized Appreciation (Depreciation)
USD	10	12/30/2034	1 Day SOFR	4.141%	Annual	$383	$	– 0	–	$383

ABFunds.com	AllianceBernstein Global High Income Fund 67

PORTFOLIO OF INVESTMENTS (continued)

REVERSE REPURCHASE AGREEMENTS (see Note C)

Broker	Currency	Principal Amount (000)	Interest Rate	Maturity	U.S. $ Value at September 30, 2025
Barclays Capital, Inc.†	USD	576	0.75%	–	$576,948
Barclays Capital, Inc.†	USD	248	1.00	–	248,188
Barclays Capital, Inc.†	USD	526	2.75	–	527,889
Barclays Capital, Inc.†	USD	1,043	2.75	–	1,043,057
Clear Street LLC†	USD	629	3.50	–	633,475
Jefferies LLC†	USD	207	3.25	–	206,569
Nomura UK†	USD	494	0.25	–	494,051
Nomura UK†	USD	977	3.50	–	980,772

					$4,710,949

†	The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on September 30, 2025.

The type of underlying collateral and the remaining maturity of open reverse repurchase agreements on statements of assets and liabilities is as follows:

	Overnight and Continuous	Up to 30 Days			31-90 Days			Greater than 90 Days			Total
Corporates – Non-Investment Grade	$1,868,193	$	– 0	–	$	– 0	–	$	– 0	–	$1,868,193
Corporates – Investment Grade	2,314,867		– 0	–		– 0	–		– 0	–	2,314,867
Emerging Markets – Corporate Bonds	527,889		– 0	–		– 0	–		– 0	–	527,889

Total	$4,710,949	$	– 0	–	$	– 0	–	$	– 0	–	$4,710,949

**	Principal amount less than 500.

(a)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At September 30, 2025, the aggregate market value of these securities amounted to $746,761,199 or 75.20% of net assets.

(b)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at September 30, 2025.

(c)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at September 30, 2025.

(d)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements.

(e)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(f)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities, which represent 1.74% of net assets as of September 30, 2025, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Altice France Holding SA 10.50%, 05/15/2027	07/20/2023	$1,646,459	$984,057	0.10%
Altice France SA 3.375%, 01/15/2028	08/17/2022	828,034	889,734	0.09%
Altice France SA 5.125%, 01/15/2029	03/20/2024	311,326	333,705	0.03%
Altice France SA 5.125%, 07/15/2029	04/13/2021 - 12/02/2024	5,139,394	5,208,315	0.52%

68 AllianceBernstein Global High Income Fund	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

144A/Restricted & Illiquid Securities	Acquisition Date	Cost		Market Value		Percentage of Net Assets
Altice France SA 5.50%, 01/15/2028	09/25/2023 - 02/28/2025	$1,400,052		$1,454,389		0.15%
Altice France SA 5.50%, 10/15/2029	09/21/2023 - 12/02/2024	1,422,509		1,577,916		0.16%
Altice France SA 8.125%, 02/01/2027	08/29/2018 - 06/10/2024	1,266,849		1,302,147		0.13%
Ambipar Lux SARL 10.875%, 02/05/2033	01/28/2025 - 02/07/2025	1,082,000		178,530		0.02%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC 6.00%, 06/15/2027	06/01/2022 - 04/02/2024	1,148,102		1,153,833		0.12%
BBFI Liquidating Trust Zero Coupon, 12/30/2099	01/18/2013 - 06/17/2022	669,525		– 0	–	0.00%
Digicel Group Holdings Ltd. Zero Coupon, 12/31/2030	11/14/2023	14,638		964		0.00%
ESC Contra Co. 5.875%, 07/15/2027	07/09/2025	992		– 0	–	0.00%
Exide Technologies (Exchange Priority) 11.00%, 10/31/2024	10/29/2020	– 0	–	– 0	–	0.00%
Exide Technologies (First Lien) 11.00%, 10/31/2024	10/29/2020	– 0	–	– 0	–	0.00%
Fideicomiso PA Pacifico Tres 7.00%, 01/15/2035	03/04/2016	3,199,031		2,684,471		0.27%
K2016470219 South Africa Ltd. 3.00%, 12/31/2022	01/31/2017 - 06/30/2022	1,100,178		– 0	–	0.00%
K2016470260 South Africa Ltd. 25.00%, 12/31/2022	01/31/2017 - 06/30/2022	770,975		– 0	–	0.00%
Magnetation LLC/Mag Finance Corp. 11.00%, 05/15/2023	05/15/2013 - 02/19/2015	2,295,760		– 0	–	0.00%
Veritas US, Inc.	12/09/2024	154,379		170,989		0.02%
Wisconsin Public Finance Authority Series 2021 5.75%, 07/25/2041	08/03/2021	1,435,000		1,323,780		0.13%

(g)	Defaulted matured security.

(h)	Fair valued by the Adviser.

(i)	Non-income producing security.

(j)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at September 30, 2025.

(k)	Defaulted.

(l)	Escrow Shares.

(m)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(n)	The stated coupon rate represents the greater of the SOFR or an alternate base rate such as the PRIME or the SOFR/PRIME floor rate plus a spread at September 30, 2025.

(o)

This position or a portion of this position represents an unsettled loan purchase. The coupon rate will be determined at the time of settlement and will be based upon the Secured Overnight Financing Rate (“SOFR”) plus a premium which was determined at the time of purchase.

(p)	Inverse interest only security.

ABFunds.com	AllianceBernstein Global High Income Fund 69

PORTFOLIO OF INVESTMENTS (continued)

(q)	IO – Interest Only.

(r)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.

(s)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open centrally cleared swaps.

(t)	The rate shown represents the 7-day yield as of period end.

(u)

To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(v)	Affiliated investments.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CLP – Chilean Peso

CNH – Chinese Yuan Renminbi (Offshore)

COP – Colombian Peso

CZK – Czech Koruna

EUR – Euro

GBP – Great British Pound

HUF – Hungarian Forint

IDR – Indonesian Rupiah

INR – Indian Rupee

KRW – South Korean Won

MXN – Mexican Peso

NOK – Norwegian Krone

NZD – New Zealand Dollar

PEN – Peruvian Sol

PLN – Polish Zloty

SEK – Swedish Krona

SGD – Singapore Dollar

TWD – New Taiwan Dollar

USD – United States Dollar

ZAR – South African Rand

Glossary:

ABS – Asset-Backed Securities

CBT – Chicago Board of Trade

CDX-NAHY – North American High Yield Credit Default Swap Index

CJSC – Closed Joint Stock Company

CLO – Collateralized Loan Obligations

CMBS – Commercial Mortgage-Backed Securities

CME – Chicago Mercantile Exchange

CVR – Contingent Value Right

EURIBOR – Euro Interbank Offered Rate

JSC – Joint Stock Company

REIT – Real Estate Investment Trust

REMICS – Real Estate Mortgage Investment Conduits

SOFR – Secured Overnight Financing Rate

See notes to financial statements.

70 AllianceBernstein Global High Income Fund	ABFunds.com

STATEMENT OF ASSETS & LIABILITIES

September 30, 2025 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,007,959,411)	$989,179,154
Affiliated issuers (cost $17,360,112)	17,360,112
Cash collateral due from broker	1,295
Foreign currencies, at value (cost $554,882)	182,444
Unaffiliated interest receivable	14,930,071
Receivable for investment securities sold	3,306,578
Unrealized appreciation on forward currency exchange contracts	232,501
Affiliated dividends receivable	52,398
Receivable for variation margin on centrally cleared swaps	48,486
Receivable for variation margin on futures	29,688
Receivable due from Adviser	2,740

Total assets	1,025,325,467

Liabilities
Due to Custodian	9,091
Payable for investment securities purchased	25,919,393
Payable for reverse repurchase agreements	4,710,949
Advisory fee payable	782,951
Payable for capital gains taxes	278,740
Unrealized depreciation on forward currency exchange contracts	154,006
Administrative fee payable	55,686
Transfer Agent fee payable	844
Accrued expenses	309,123

Total liabilities	32,220,783

Net Assets	$993,104,684

Composition of Net Assets
Capital stock, at par	$862,297
Additional paid-in capital	1,152,140,090
Accumulated loss	(159,897,703)

$993,104,684

Net Asset Value Per Share—100 million shares of capital stock authorized, $0.01 par value (based on 86,229,677 shares outstanding)	$11.52

See notes to financial statements.

ABFunds.com	AllianceBernstein Global High Income Fund 71

STATEMENT OF OPERATIONS

Six Months Ended September 30, 2025 (unaudited)

Investment Income
Interest	$36,467,290
Dividends
Affiliated issuers	284,532
Unaffiliated issuers	21,671	$36,773,493

Expenses
Advisory fee (see Note B)	4,392,124
Transfer agency	21,880
Custody and accounting	124,255
Audit and tax	102,673
Printing	101,759
Administrative	56,501
Registration fees	44,313
Legal	31,926
Directors’ fees	13,764
Miscellaneous	25,199

Total expenses before interest expense	4,914,394
Interest expense	100,332

Total expenses	5,014,726
Less: expenses waived and reimbursed by the Adviser (see Note B)	(13,670)

Net expenses		5,001,056

Net investment income		31,772,437

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions(a)		(8,162,666)
Forward currency exchange contracts		(5,319,385)
Futures		724,350
Swaps		7,466,333
Foreign currency transactions		503,266
Net change in unrealized appreciation (depreciation) on:
Investments(b)		31,931,811
Forward currency exchange contracts		1,616,102
Futures		(575,109)
Swaps		639,538
Foreign currency denominated assets and liabilities		(13,161)

Net gain on investment and foreign currency transactions		28,811,079

Net Increase in Net Assets from Operations		$60,583,516

(a)	Net of foreign realized capital gains taxes of $132,372.

(b)	Net of increase in accrued foreign capital gains taxes on unrealized gains of $12,739.

See notes to financial statements.

72 AllianceBernstein Global High Income Fund	ABFunds.com

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2025 (unaudited)		Year Ended March 31, 2025
Increase (Decrease) in Net Assets from Operations
Net investment income	$31,772,437		$64,214,060
Net realized gain (loss) on investment and foreign currency transactions	(4,788,102)		406,349
Net change in unrealized appreciation (depreciation) on investments and foreign currency denominated assets and liabilities	33,599,181		4,488,973
Contributions from Affiliates (see Note B)	– 0	–	464

Net increase in net assets from operations	60,583,516		69,109,846
Distributions to Shareholders	(33,888,263)		(69,121,709)

Total increase (decrease)	26,695,253		(11,863)
Net Assets
Beginning of period	966,409,431		966,421,294

End of period	$993,104,684		$966,409,431

See notes to financial statements.

ABFunds.com	AllianceBernstein Global High Income Fund 73

NOTES TO FINANCIAL STATEMENTS

September 30, 2025 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Global High Income Fund, Inc. (the “Fund”) is incorporated under the laws of the State of Maryland and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as a diversified, closed-end management investment company. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Fund’s Board of Directors (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a

74 AllianceBernstein Global High Income Fund	ABFunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short-term securities that have an original maturity of 60 days or less, as well as short-term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on

ABFunds.com	AllianceBernstein Global High Income Fund 75

NOTES TO FINANCIAL STATEMENTS (continued)

market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected

76 AllianceBernstein Global High Income Fund	ABFunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Certain bank loans are classified as Level 3, as a significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of September 30, 2025:

Investments in Securities	Level 1			Level 2	Level 3		Total
Assets:
Corporates – Non-Investment Grade	$	– 0	–	$630,450,522	$5,694,586	#	$636,145,108
Corporates – Investment Grade		– 0	–	132,858,861	– 0	–	132,858,861
Emerging Markets – Corporate Bonds		– 0	–	60,320,752	964	#	60,321,716
Bank Loans		– 0	–	42,929,505	8,693,289		51,622,794
Emerging Markets – Sovereigns		– 0	–	30,445,316	– 0	–	30,445,316
Collateralized Mortgage Obligations		– 0	–	17,981,457	– 0	–	17,981,457
Governments – Treasuries		– 0	–	16,205,077	– 0	–	16,205,077
Quasi-Sovereigns		– 0	–	13,953,966	– 0	–	13,953,966
Governments – Sovereign Bonds		– 0	–	6,980,151	– 0	–	6,980,151
Local Governments – US Municipal Bonds		– 0	–	3,737,475	– 0	–	3,737,475

ABFunds.com	AllianceBernstein Global High Income Fund 77

NOTES TO FINANCIAL STATEMENTS (continued)

Investments in Securities	Level 1			Level 2		Level 3			Total
Emerging Markets – Treasuries	$	– 0	–	$2,734,395		$	– 0	–	$2,734,395
Inflation-Linked Securities		– 0	–	2,684,471			– 0	–	2,684,471
Collateralized Loan Obligations		– 0	–	2,448,384			– 0	–	2,448,384
Commercial Mortgage-Backed Securities		– 0	–	1,965,323			– 0	–	1,965,323
Common Stocks		266,035		– 0	–		1,490,262	#	1,756,297
Asset-Backed Securities		– 0	–	351,833			1,213,789		1,565,622
Governments – Sovereign Agencies		– 0	–	529,909			– 0	–	529,909
Preferred Stocks		– 0	–	– 0	–		294,642		294,642
Rights		– 0	–	– 0	–		13,133		13,133
Short-Term Investments:
Investment Companies		17,360,112		– 0	–		– 0	–	17,360,112
Time Deposits		4,935,057		– 0	–		– 0	–	4,935,057

Total Investments in Securities		22,561,204		966,577,397			17,400,665		1,006,539,266
Other Financial Instruments*:
Assets
Futures		234,821		– 0	–		– 0	–	234,821	†
Forward Currency Exchange Contracts		– 0	–	232,501			– 0	–	232,501
Centrally Cleared Credit Default Swaps		– 0	–	11,117,783			– 0	–	11,117,783	†
Centrally Cleared Interest Rate Swaps		– 0	–	383			– 0	–	383	†
Liabilities
Futures		(268,196)		– 0	–		– 0	–	(268,196	)†
Forward Currency Exchange Contracts		– 0	–	(154,006)			– 0	–	(154,006)
Centrally Cleared Credit Default Swaps		– 0	–	(43,522)			– 0	–	(43,522	)†

Total		$22,527,829		$977,730,536			$17,400,665		$1,017,659,030

#	The Fund held securities with zero market value at period end.

*

Other financial instruments include derivative instruments, such as futures, forwards and swaps. Derivative instruments are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

†

Only variation margin receivable (payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

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The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Corporates – Non-Investment Grade#		Emerging Markets – Corporate Bonds#		Bank Loans		Common Stocks#
Balance as of 03/31/25	$5,422,586		$225,084		$9,862,336		$1,705,166
Accrued discounts/ (premiums)	43,308		3,106		– 0	–	– 0	–
Realized gain (loss)	(238,969)		(3,639,414)		(1,095,522)		(2,046,850)
Change in unrealized appreciation (depreciation)	113,632		3,468,409		869,569		2,593,271
Purchases	477,607		– 0	–	2,529,590		– 0	–
Sales/Paydowns	(123,578)		(56,221)		(3,875,148)		(10,682)
Transfers into Level 3*	– 0	–	– 0	–	3,070,136		– 0	–
Transfers out of Level 3^	– 0	–	– 0	–	(2,667,672)		(750,643)

Balance as of 09/30/25	$5,694,586		$964		$8,693,289		$1,490,262

Net change in unrealized appreciation (depreciation) from investments held as of 09/30/25**	$(126,376)		$(226,612)		$841,370		$535,758

	Asset-Backed Securities		Preferred Stocks		Rights			Total
Balance as of 03/31/25	$1,714,655		$172,868			$13,133		$19,115,828
Accrued discounts/ (premiums)	– 0	–	– 0	–		– 0	–	46,414
Realized gain (loss)	– 0	–	– 0	–		– 0	–	(7,020,755)
Change in unrealized appreciation (depreciation)	(19,708)		(1,889)			– 0	–	7,023,284
Purchases	– 0	–	123,663			– 0	–	3,130,860
Sales/Paydowns	(481,158)		– 0	–		– 0	–	(4,546,787)
Transfers into Level 3*	– 0	–	– 0	–		– 0	–	3,070,136
Transfers out of Level 3^	– 0	–	– 0	–		– 0	–	(3,418,315)

Balance as of 09/30/25	$1,213,789		$294,642			$13,133		$17,400,665

Net change in unrealized appreciation (depreciation) from investments held as of 09/30/25**	$(19,708)		$(1,889)		$	– 0	–	$1,002,543

#	The Fund held securities with zero market value that were sold/expired/written off during the reporting period.

*	Amounts were transferred into Level 3 as the observability of price inputs has decreased during the reporting period.

^	Amounts were transferred out of Level 3 as the observability of price inputs has increased during the reporting period

**

The unrealized appreciation (depreciation) is included in net change in unrealized appreciation (depreciation) on investments and other financial instruments in the accompanying statement of operations.

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The following presents information about significant unobservable inputs related to the Fund’s Level 3 investments at September 30, 2025. Securities priced (i) by third party vendors, (ii) by brokers or (iii) using prior transaction prices, which approximates fair value, are excluded from the following table.

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 09/30/25			Valuation Technique	Unobservable Input	Input
Corporates – Non-Investment Grade	$	– 0	–	Qualitative Assessment		$0.00
	$	– 0	–	Qualitative Assessment		$0.00

	$	– 0	–

Emerging Markets – Corporate Bonds.	$	– 0	–	Recovery	Expected Sale Price	$0.00
	$	– 0	–	Qualitative Assessment		$0.00
	$	– 0	–	Qualitative Assessment		$0.00
	$	– 0	–	Qualitative Assessment		$0.00

	$	– 0	–

Common Stocks		$217,334		Guideline Public Company, Discounted Cash Flow, and Optional Value	Asset Value	$338.00
		$1		Qualitative Assessment		$0.00
	$	– 0	–	Qualitative Assessment		$0.00

		$217,335

Preferred Stocks.		$123,653		Intrinsic Calculation	Asset Value	$24.81

Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. Significant increases (decreases) in Expected Sale Price and Asset Value in isolation would be expected to result in a significantly higher (lower) fair value measurement.

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3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received

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from real estate investment trust (“REIT”) investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

7. Cash and Short-Term Investments

Cash and short-term investments include cash on hand and short-term investments with maturities of less than one year when purchased.

8. Segment Information

The Fund represents a single operating segment. An operating segment is defined in U.S. GAAP as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Fund’s President is the CODM. The CODM monitors the operating results of the Fund as a whole and the pre-determined Fund’s long term investment strategy, which is executed by the portfolio management group. The qualitative and quantitative information contained within the financial statements is used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmark and to make resource allocation decisions. Segment assets are reflected on the statement of assets and liabilities and segment expenses are listed on the statement of operations.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .90% of the Fund’s average weekly net assets. Such fee is accrued daily and paid monthly.

Pursuant to the administration agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser, provided, however, that the reimbursement may not exceed .15% annualized of average weekly net assets. For the six months ended September 30, 2025, the reimbursement for such services amounted to $56,501.

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Under the terms of a Shareholder Inquiry Agency Agreement with AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly owned subsidiary of the Adviser, the Fund reimburses ABIS for costs relating to servicing phone inquiries on behalf of the Fund. During the six months ended September 30, 2025, there was no such reimbursement paid to ABIS.

The Fund may invest in AB Government Money Market Portfolio which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser had contractually agreed to waive .10% of the advisory fee of AB Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. Effective September 1, 2023, the Adviser has contractually agreed to waive .05% of the advisory fee of AB Government Money Market Portfolio (resulting in a net advisory fee of .15%) until August 31, 2024. In connection with the investment by the Fund in AB Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of AB Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended September 30, 2025, such waiver amounted to $13,670.

A summary of the Fund’s transactions in AB mutual funds for the six months ended September 30, 2025 is as follows:

Fund	Market Value 3/31/25 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 9/30/25 (000)	Dividend Income (000)
AB Government Money Market Portfolio	$3,946	$153,728	$140,314	$17,360	$285

During the year ended March 31, 2025, the Adviser reimbursed the Fund $464 for trading losses incurred due to a trade entry error.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended September 30, 2025, were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$351,740,665		$360,631,401
U.S. government securities	– 0	–	– 0	–

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The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$33,340,316
Gross unrealized depreciation	(51,802,920)

Net unrealized depreciation	$(18,462,604)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended September 30, 2025, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign

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currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits with the broker or segregates at its custodian cash or securities as collateral to satisfy initial margin requirements set by the exchange on which the transaction is effected. Pursuant to the contract, with respect to cash collateral, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract; in the case of securities collateral, the Fund agrees to adjust the securities position held in the segregated account accordingly. Such receipts, payments or adjustments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended September 30, 2025, the Fund held futures for hedging and non-hedging purposes.

•	Swaps

The Fund may enter into swaps for investment purposes or to hedge its exposure to interest rates, credit risk or inflation. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices, rates or indexes for a specified amount of an underlying asset or inflation. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its

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counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates, inflation or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits with the broker or segregates at its custodian cash or securities as collateral to satisfy initial margin requirements set by the clearinghouse on which the transaction is effected. Pursuant to the contract, with respect to cash collateral, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract; in the case of securities collateral, the Fund agrees to adjust the securities position held in the segregated account accordingly. Such receipts, payments or adjustments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a

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counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended September 30, 2025, the Fund held interest rate swaps for non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of

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the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligation with the same counterparty.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the six months ended September 30, 2025, the Fund held credit default swaps for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC

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counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

During six months ended September 30, 2025, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable for variation margin on futures	$234,821	*	Payable for variation margin on futures	$268,196	*

Interest rate contracts	Receivable for variation margin on centrally cleared swaps	383	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	232,501		Unrealized depreciation on forward currency exchange contracts	154,006

Credit contracts	Receivable for variation margin on centrally cleared swaps	307,189	*	Payable for variation margin on centrally cleared swaps	35,039	*

Total		$774,894			$457,241

*

Only variation margin receivable (payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation (depreciation) on futures	$724,350	$(575,109)

Interest rate contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation (depreciation) on swaps	(70)	190

Foreign currency contracts	Net realized gain/(loss) on forward currency exchange contracts; Net change in unrealized appreciation (depreciation) on forward currency exchange contracts	(5,319,385)	1,616,102

Credit contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation (depreciation) on swaps	7,466,403	639,348

Total		$2,871,298	$1,680,531

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended September 30, 2025:

Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$2,440,000
Average notional amount of sale contracts	$140,007,947

Centrally Cleared Interest Rate Swaps:
Average notional amount	$12,857

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$11,716,271
Average principal amount of sale contracts	$78,597,104

Futures:
Average notional amount of buy contracts	$64,304,843
Average notional amount of sale contracts	$40,712,897

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

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All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of September 30, 2025. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the tables.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Bank of America NA	$73,640	$(27,953)		$	– 0	–	$	– 0	–	$45,687
Barclays Bank PLC	18,038	(15,221)			– 0	–		– 0	–	2,817
BNP Paribas SA	461	– 0	–		– 0	–		– 0	–	461
Brown Brothers Harriman & Co.	8,457	(8,457)			– 0	–		– 0	–	– 0	–
Citibank NA	1,640	(1,640)			– 0	–		– 0	–	– 0	–
Deutsche Bank AG	133	(133)			– 0	–		– 0	–	– 0	–
Goldman Sachs Bank USA	295	– 0	–		– 0	–		– 0	–	295
HSBC Bank USA	761	– 0	–		– 0	–		– 0	–	761
Morgan Stanley Capital Services LLC	1,071	(1,071)			– 0	–		– 0	–	– 0	–
Societe Generale	127,491	– 0	–		– 0	–		– 0	–	127,491
UBS AG	514	– 0	–		– 0	–		– 0	–	514

Total	$232,501	$(54,475)		$	– 0	–	$	– 0	–	$178,026	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Bank of America NA	$27,953	$(27,953)	$	– 0	–	$	– 0	–	$	– 0	–
Barclays Bank PLC	15,221	(15,221)		– 0	–		– 0	–		– 0	–
Brown Brothers Harriman & Co.	15,192	(8,457)		– 0	–		– 0	–		6,735
Citibank NA	1,712	(1,640)		– 0	–		– 0	–		72
Deutsche Bank AG	20,464	(133)		– 0	–		– 0	–		20,331
Morgan Stanley Capital Services LLC	73,464	(1,071)		– 0	–		– 0	–		72,393

Total	$154,006	$(54,475)	$	– 0	–	$	– 0	–		$99,531	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

^

Net amount represents the net receivable (payable) that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

See Note C.3 for additional disclosure of netting arrangements regarding reverse repurchase agreements.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not

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NOTES TO FINANCIAL STATEMENTS (continued)

held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase transactions (“RVP”) in accordance with the terms of a Master Repurchase Agreement (“MRA”), under which the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value comparable to the repurchase price. Under the MRA and other master agreements, the Fund is permitted to offset payables and/or receivables with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund in the event of a default. In the event of a default by a MRA counterparty, the Fund may be considered an unsecured creditor with respect to any excess collateral (collateral with a market value in excess of the repurchase price) held by and/or posted to the counterparty, and as such the return of such excess collateral may be delayed or denied. For the six months ended September 30, 2025, the carrying value of the payable for the reverse repurchase agreements approximated its fair value. If measured at fair value, borrowings under the reverse repurchase agreements would have been considered as a Level 1 investment. For the six months ended September 30, 2025, the average amount of reverse repurchase agreements outstanding was $6,808,496 and the daily weighted average interest rate was 2.65%. At September 30, 2025, the Fund had reverse repurchase agreements outstanding in the amount of $4,710,949 as reported in the statement of assets and liabilities.

The following table presents the Fund’s RVP liabilities by counterparty net of the related collateral pledged by the Fund as of September 30, 2025:

Counterparty	RVP Liabilities Subject to a MRA	Securities Collateral Pledged†*	Net Amount of RVP Liabilities
Barclays Capital, Inc.	$2,396,082	$(2,379,252)	$16,830
Clear Street LLC	633,475	(633,475)	– 0	–
Jefferies LLC	206,569	(206,569)	– 0	–
Nomura UK	1,474,823	(1,474,823)	– 0	–

	$4,710,949	$(4,694,119)	$16,830

†	Including accrued interest.

*	The actual collateral pledged may be more than the amount reported due to overcollateralization.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE D

Capital Stock

During the six months ended September 30, 2025 and the year ended March 31, 2024, the Fund issued no shares in connection with the Fund’s dividend reinvestment plan.

NOTE E

Risks Involved in Investing in the Fund

Market Risk—The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country or region might adversely impact issuers in a different country or region. The imposition of, or an increase in, tariffs or trade restrictions between the U.S. and foreign countries, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on the economies of the U.S. and foreign countries and could negatively impact the market value of a security. Conditions affecting the general economy, including political, social, or economic instability at the local, regional, or global level may also affect the market value of a security. Health crises, such as pandemic and epidemic diseases, as well as other incidents that interrupt the expected course of events, such as natural disasters, including fires, earthquakes and flooding, war or civil disturbance, acts of terrorism, power outages and other unforeseeable and external events, and the public response to or fear of such diseases or events, have had, and may in the future have, an adverse effect on the Fund’s investments and net asset value and can lead to increased market volatility. For example, the diseases or events themselves or any preventative or protective actions that governments may take in respect of such diseases or events may result in periods of business disruption, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the Fund’s portfolio companies. The occurrence and pendency of such diseases or events could adversely affect the economies and financial markets either in specific countries or worldwide.

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. Changing interest rates may have unpredictable effects on the markets, may result in heightened market volatility and may detract from Fund performance. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates.

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NOTES TO FINANCIAL STATEMENTS (continued)

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade than domestic securities due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid and are subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Leverage Risk— As a result of the Fund’s use of leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

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NOTES TO FINANCIAL STATEMENTS (continued)

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, reference rate or index, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

Mortgage-Related and/or Other Asset-Backed Securities Risk—The Fund may invest in mortgage-backed and/or other asset-backed securities, including securities backed by mortgages and assets with an international or emerging-markets origination and securities backed by non-performing loans at the time of investment. Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that, in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by nongovernmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these

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NOTES TO FINANCIAL STATEMENTS (continued)

techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE F

Distributions to Shareholders

The tax character of distributions paid for the year ending March 31, 2026 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended March 31, 2025 and March 31, 2024 were as follows:

	2025		2024
Distributions paid from:
Ordinary income	$69,121,709		$67,266,382

Total taxable distributions paid	$69,121,709		$67,266,382
Return of Capital	– 0	–	2,312,344

Total distributions paid	$69,121,709		$69,578,726

As of March 31, 2025, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$1,959,445
Accumulated capital and other losses	(132,244,989	)(a)
Unrealized appreciation (depreciation)	(55,885,290	)(b)

Total accumulated earnings (deficit)	$(186,170,834	)(c)

(a)	As of March 31, 2025, the Fund had a net capital loss carryforward of $132,244,989.

(b)

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of hyperinflationary currency contracts, the tax treatment of callable bonds, the tax treatment of swaps, the tax deferral of losses on wash sales, and the tax treatment of partnership investments.

(c)

The differences between book-basis and tax-basis components of accumulated earnings (deficit) are attributable primarily to the accrual of foreign capital gains tax and the tax treatment of defaulted securities.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of March 31, 2025, the Fund had a net short-term capital loss carryforward of $13,311,321 and a net long-term capital loss carryforward of $118,933,668, which may be carried forward for an indefinite period.

NOTE G

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Six Months Ended September 30, 2025 (unaudited)	Year Ended March 31,
2025	2024	2023	2022	2021

Net asset value, beginning of period	$ 11.21	$ 11.21	$ 10.56	$ 12.02	$ 12.78	$ 10.74

Income From Investment Operations

Net investment income(a)(b)	.37	.74	.75	.69	.61	.59

Net realized and unrealized gain (loss) on investment	.33	.06	.71	(1.27)	(.58)	2.24

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	.70	.80	1.46	(.58)	.03	2.83

Less: Dividends and Distributions

Dividends from net investment income	(.39)	(.80)	(.78)	(.88)	(.78)	(.69)

Return of capital	– 0	–	– 0	–	(.03)	– 0	–	(.01)	(.10)

Total dividends and distributions	(.39)	(.80)	(.81)	(.88)	(.79)	(.79)

Net asset value, end of period	$ 11.52	$ 11.21	$ 11.21	$ 10.56	$ 12.02	$ 12.78

Market value, end of period	$ 11.21	$ 10.73	$ 10.62	$ 9.72	$ 11.18	$ 11.85

(Discount), end of period	(2.69)%	(4.28)%	(5.26)%	(7.95)%	(6.99)%	(7.28)%

Total Return

Total investment return based on:(d)

Market value	8.27%	8.82%	18.43%	(5.00)%	.79%	37.57%

Net asset value	6.60	%*	7.71	%^*	15.06%	(4.01	)%^	.48	%^	27.92%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$993,105	$966,409	$966,421	$910,949	$1,036,686	$1,102,273

Ratio to average net assets of:

Expenses, net of waivers/ reimbursements(e)	1.02	%(f)	1.03%	1.05%	1.04%	1.00%	1.02%

Expenses, before waivers/ reimbursements(e)	1.03	%(f)	1.03%	1.05%	1.04%	1.00%	1.02%

Net investment income(b)	6.51	%(f)	6.61%	6.98%	6.39%	4.77%	4.88%

Portfolio turnover rate	36%	68%	45%	40%	40%	51%

See footnote summary on page 98.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $0.005.

(d)

Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan. Generally, Total investment return based on net asset value will be higher than total investment return based on market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.

(e)	The expense ratios presented below exclude interest expense:

	Six Months Ended September 30, 2025 (unaudited)	Year Ended March 31,
		2025	2024	2023	2022	2021
Net of waivers/reimbursements	1.00%	1.01%	1.01%	1.02%	.99%	1.02%
Before waivers/reimbursements	1.01%	1.01%	1.01%	1.02%	.99%	1.02%

(f)	Annualized.

^

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

*

Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the performance of each share class for the six months ended September 30, 2025 by .02% and for the year ended March 31, 2025 by .01%.

See notes to financial statements.

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ADDITIONAL INFORMATION

(unaudited)

AllianceBernstein Global High Income Fund

Shareholders whose shares are registered in their own names will automatically be participants in the Dividend Reinvestment Plan (the “Plan”), pursuant to which distributions to shareholders will be paid in or reinvested in additional shares of the Fund, unless they elect to receive cash. Computershare Trust Company N.A. (the “Agent”) will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares a distribution payable either in shares or in cash, as holders of the Common Stock may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

(i)

If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

(ii)

If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Agent will receive the distribution in cash and apply it to the purchase of the Fund’s shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants’ accounts. Such purchases will be made on or shortly after the payment date for such distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Agent may exceed the net asset value of the Fund’s shares of Common Stock, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders’ accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder’s proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent’s open market purchases of shares.

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ADDITIONAL INFORMATION (continued)

The automatic reinvestment of distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at Computershare Trust Company N.A., P.O. Box 30170 College Point, TX 77842-3170.

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BOARD OF DIRECTORS

Garry L. Moody(1), Chair Jorge A. Bermudez(1) R. Jay Gerken(1) Jeffrey R. Holland(1)	Jeanette W. Loeb(1) Carol C. McMullen(1) Alexander Chaloff Emilie D. Wrapp

OFFICERS

Onur Erzan, President and Chief Executive Officer

Christian DiClementi(2), Vice President

Gershon M. Distenfeld(2), Vice President

Fahd Malik(2), Vice President

Matthew S. Sheridan(2), Vice President

William Smith(2), Vice President

Nancy E. Hay, Secretary Michael B. Reyes, Senior Vice President Stephen M. Woetzel, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Jennifer Friedland, Chief Compliance Officer

Administrator

AllianceBernstein, L.P.

501 Commerce Street

Nashville, TN 37203

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Dividend Paying Agent,

Transfer Agent and Registrar

Computershare Trust Company, N.A.

P.O. Box 505000

Louisville, KY 40233

Independent Registered Public Accounting Firm Ernst & Young LLP One Manhattan West New York, NY 10001 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Global High Income Investment Team. While all members of the team work jointly to determine the majority of the investment strategy including stock selection for the Fund, Messrs. DiClementi, Distenfeld, Malik, Sheridan and Smith, members of the Global High Income Investment Team, are primarily responsible for the day-to-day management of the Fund’s portfolio.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase from time to time at market prices shares of its Common Stock in the open market.

This report, including the financial statements herein, is transmitted to the shareholders of AllianceBernstein Global High Income Fund for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Annual Certifications—As required, on April 8, 2025, the Fund submitted to the New York Stock Exchange (“NYSE”) the annual certification of the Fund’s Chief Executive Officer certifying that he is not aware of any violation of the NYSE’s Corporate Governance listing standards. The Fund also has included the certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Fund’s Form N-CSR filed with the Securities and Exchange Commission for the reporting period.

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Information Regarding the Review and Approval of the Fund’s Advisory and Administration Agreements

The disinterested directors (the “directors”) of AllianceBernstein Global High Income Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser and the continuance of the Fund’s Administration Agreement with the Adviser (in such capacity, the “Administrator”) at a meeting held in-person on August 5-6, 2025 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement and the Administration Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement and Administration Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the Administrator to provide administrative services to the Fund and the overall arrangements (i) between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee and (ii) between the Fund and the Administrator, as provided in the Administration Agreement, including the administration fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and

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conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and by the Administrator under the Administration Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund and the resources the Administrator has devoted to providing services to the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors noted that the Adviser receives reimbursements for certain clerical, accounting, administrative and other services provided to the Fund by the Adviser pursuant to the Administration Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement and the Administration Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser (including in its capacity as Administrator) for calendar years 2023 and 2024 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiary that provides shareholder services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the

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Adviser in which the Fund invests, including, but not limited to, benefits relating to shareholder servicing fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the Fund’s performance against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing the Fund’s performance against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended May 31, 2025. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the management fee rate payable by the Fund (the combined advisory fee payable to the Adviser and administration fee payable to the Administrator) and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. They compared the combined advisory and administration fees payable by the Fund to the advisory fees of other funds where there is no separate administrator. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual total management fee rate (the combined advisory fee payable to the Adviser plus the administration fee payable to the Administrator) with a peer group median and noted that it was lower than the median. The directors noted that the total management fee rate was expressed as a percentage of net assets and would have been somewhat lower if expressed as a percentage of average total assets (i.e., net assets plus assets supported by leverage).

The directors also compared the Fund’s contractual advisory fee rate with the fee rate charged by the Adviser for advising an open-end high income fund that also invested globally, and noted historical differences in their fee structures.

The Adviser informed the directors that there were no institutional products managed by the Adviser that utilize investment strategies similar to those of the Fund.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Fund in comparison to the medians for

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a peer group and a peer universe selected by the 15(c) service provider. The expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was lower than the medians. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The advisory fee schedule for the Fund does not contain breakpoints that reduce the fee rates on assets above specified levels. The directors considered that the Fund is a closed-end fixed-income fund and was not expected to have meaningful asset growth (absent a rights offering or an acquisition). In such circumstances, the directors did not view the potential for realization of economies of scale as the Fund’s assets grow to be a material factor in their deliberations. They noted that, if the Fund’s net assets were to increase materially, they would review whether potential economies of scale were being realized.

ABFunds.com	AllianceBernstein Global High Income Fund 105

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106 AllianceBernstein Global High Income Fund	ABFunds.com

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108 AllianceBernstein Global High Income Fund	ABFunds.com

Privacy Notice

AllianceBernstein and its affiliates (collectively referred to as “AllianceBernstein”, “we”, “our”, and similar pronouns) understand the importance of maintaining the confidentiality and security of our clients’ nonpublic personal information. Nonpublic personal information is personally identifiable financial information about our clients who are natural persons. To provide financial products and services to our clients, we collect nonpublic personal information from a variety of sources, including: (1) information we receive from clients, such as through applications or other forms, which can include a client’s name, address, phone number, social security number, assets, income and other household information, (2) information about client transactions with us, our affiliates and non-affiliated third parties, which can include account balances and transactions history, and (3) information from visitors to our websites provided through online forms, site visitorship data and online information-collecting devices known as “cookies.”

We may disclose all of the nonpublic personal information that we collect about our current and former clients, as described above, to non-affiliated third parties to manage our business and as otherwise required or permitted by law, including those that perform transaction processing or servicing functions, marketing services providers that provide marketing services on our behalf pursuant to a joint marketing agreement, and professional services firms that provide knowledge-based services such as accountants, consultants, lawyers and auditors to help manage client accounts. We require all the third-party providers to adhere to our privacy policy or a functional equivalent.

We may also disclose the nonpublic personal information that we collect about current and former clients, as described above, to our affiliated investment, brokerage, service and insurance companies for the purpose of marketing their products or services to clients under circumstances that are permitted by law, such as if our affiliate has its own relationship with you. We have policies and procedures to ensure that certain conditions are met before an AllianceBernstein affiliated company may use information obtained from another affiliate to solicit clients for marketing purposes.

We will also use nonpublic personal information about our clients for our own internal analysis, analytics, research and development, and to improve and add to our client offerings.

We have policies and procedures designed to safeguard the confidentiality and security of nonpublic personal information about our clients that include restricting access to nonpublic personal information to personnel that have been screened and undergone security and privacy training; to personnel who need it to perform their work functions such as our operations, customer service, account management, finance, quality, vendor management and compliance teams as required to provide services, communicate with you and fulfill our legal obligations.

We employ reasonably designed physical, electronic and procedural safeguards to secure and protect client nonpublic personal information.

If you are in the European Economic Area (“EEA”) or Switzerland, we will comply with applicable legal requirements providing adequate protection for the transfer of personal information to recipients in countries outside of the EEA and Switzerland.

For more information, our Privacy Policy statement can be viewed here: https://www.alliancebernstein.com/abcom/Privacy_Terms/PrivacyPolicy.htm.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

66 Hudson Boulevard East

New York, NY 10001

800 221 5672

GHI-0152-0925

ITEM 2. CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 6. INVESTMENTS.

Please see Schedule of Investments contained in the Financial Statements included under Item 1 of this Form N-CSR.

ITEM 7. FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to the registrant.

ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

Statement regarding basis for Approval of Investment Advisory Contract included within the Financial Statements under Item 1 of this Form N-CSR.

ITEM 12. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 13. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable when filing a semi-annual report to shareholders.

ITEM 14. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 15. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 16. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 17. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 18. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

Not applicable to the registrant.

ITEM 19. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

19(a)(3)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

19(a)(3)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

19(b)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Global High Income Fund, Inc.

By:	/s/ Onur Erzan
Onur Erzan
President

Date:	November 26, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Onur Erzan
Onur Erzan
President

Date:	November 26, 2025

By:	/s/ Stephen M. Woetzel
Stephen M. Woetzel
Treasurer and Chief Financial Officer

Date:	November 26, 2025